SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

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Sun Microsystems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sun Microsystems, Inc.

4150 Network Circle, Santa Clara, CA 95054
650-960-1300

SUN MICROSYSTEMS, INC.

September 30, 2002

Dear Stockholder:

Our 2002 Annual Meeting of Stockholders will be held on November 7, 2002 in the Auditorium of our Santa Clara campus, 4030 George Sellon Circle, Santa Clara, California. Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of 2002 Annual Meeting of Stockholders and in the Proxy Statement.

Your vote is important. Whether or not you plan to attend the meeting, I urge you to vote your shares as soon as possible. Instructions in the proxy card will tell you how to vote over the Internet, by telephone or by returning your proxy card. The proxy statement explains more about proxy voting. Please read it carefully.

I highly encourage you to receive future Sun annual reports and proxy statement materials electronically and help us save costs in producing and distributing these materials. If you wish to receive our annual report and proxy statement electronically next year, please follow the instructions on the enclosed proxy card.

Similar to our past annual meetings, in addition to considering matters described in the proxy statement, we will review major business developments since our last stockholders’ meeting.

Thank you for your continued support of our company.

Sincerely,

SCOTT G. MCNEALY
Chairman of the Board of Directors,
President and Chief Executive Officer

NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
Information concerning solicitation and voting
General information about the meeting
PROPOSAL 1 ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
REPORT OF THE LEADERSHIP DEVELOPMENT AND COMPENSATION COMMITTEE OF THE BOARD ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
PERFORMANCE GRAPH
PROPOSAL 2 AMENDMENT TO 1990 LONG-TERM EQUITY INCENTIVE PLAN
Summary of Certain Income Tax Information
AMENDED PLAN BENEFITS 1990 LONG-TERM EQUITY INCENTIVE PLAN
Equity Compensation Plan Information
PROPOSAL 3 STOCKHOLDER PROPOSAL
NOTICE OF APPOINTMENT OF INDEPENDENT AUDITORS

SUN MICROSYSTEMS, INC.

NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS

Date:	Thursday, November 7, 2002

Time:	10:00 a.m. (registration will begin at 9:00 a.m.)

Place:	Auditorium

Sun Microsystems, Inc.
Santa Clara campus
4030 George Sellon Circle
Santa Clara, California

At the meeting you will be asked to:

•	Elect ten (10) directors;

•	Approve an increase in the number of shares reserved for issuance under our 1990 Long-Term Equity Incentive Plan;

•	Consider a stockholder proposal; and

•	Consider any other matters that may properly be brought before the meeting.

By order of the Board of Directors,

JOHN D. CROLL
Senior Vice President, General Counsel and Secretary

Santa Clara, California

September 30, 2002

Please vote by telephone or by using the Internet as instructed in the proxy card, or complete, sign and date the proxy card as promptly as possible and return it in the enclosed envelope.

PROXY STATEMENT

FOR 2002 ANNUAL MEETING OF STOCKHOLDERS OF SUN MICROSYSTEMS, INC.
(solicited on behalf of the Board of Directors of Sun Microsystems, Inc.)

Information concerning solicitation and voting

Your vote is very important. For this reason, our Board of Directors is requesting that you permit your common stock to be represented at the annual meeting by the proxies named on the enclosed proxy card. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

Voting materials, which include the proxy statement, proxy card, and the annual report on Form 10-K for fiscal year 2002, were mailed to stockholders by Sun beginning September 30, 2002. Sun’s principal executive offices are located at 4150 Network Circle, Santa Clara, California 95054. Sun’s main telephone number is (650) 960-1300.

General information about the meeting

Who may vote

You may vote your Sun common stock if our records show that you owned your shares on September 10, 2002. At the close of business on that date, 3,135,404,506 shares of Sun common stock were outstanding and eligible to vote. You may cast 1 vote for each share of common stock held by you on all matters presented, except for the election of the directors (read “Vote required” at the end of “Proposal 1, Election of Directors” below for further explanation).

Voting your proxy

Whether you hold shares in your name or through a broker, bank or other nominee, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held through a broker, bank or other nominee, by submitting voting instructions to that nominee. Instructions for voting by telephone, by using the Internet or by mail are on your proxy card. For shares held through a broker, bank or other nominee, follow the instructions on the voting instruction card included with your voting materials. If you provide specific voting instructions, your shares will be voted as you have instructed. If you hold shares in your name, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors on all matters. If you hold your shares through a broker, bank or other nominee and you do not instruct them how to vote, your broker may have authority to vote your shares. However, the New York Stock Exchange has proposed new regulations that would prohibit brokers or other nominees that are NYSE member organizations from voting in favor of proposals relating to equity compensation plans unless they receive specific instructions from the beneficial owner of the shares to vote in that manner. This new rule may become effective before the meeting, in which case, for shares held through a broker or other nominee who is an NYSE member organization, your shares will only be voted in favor of Proposal 2 if you have provided specific voting instructions to your broker or other nominee to vote your shares in favor of that proposal. See “Vote required” following each proposal for further information.

Votes needed to hold the meeting

The annual meeting will be held if a majority of Sun’s outstanding shares entitled to vote is represented at the meeting. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting, if you:

•	are present and vote in person at the meeting; or

•	have properly submitted a proxy card or voted by telephone or by using the Internet.

Matters to be voted on at the meeting

The following proposals will be presented for your consideration at the meeting:

•	Election of the Board of Directors;

•	Approval of an increase in the shares reserved for issuance under our 1990 Long-Term Equity Incentive Plan;

•	A stockholder proposal entitled “China Business Principles for Rights of Workers in China”; and

•	Any other matters that may properly be brought before the meeting.

Cost of this proxy solicitation

We will pay the costs of the solicitation. We have hired Georgeson Shareholder Communications, Inc. as our proxy solicitor to help us solicit proxies from brokers, bank nominees and other institutions for a fee of $24,750, plus reasonable out-of-pocket expenses. We may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions. In addition to soliciting proxies by mail, our board members, officers and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone or we may ask our proxy solicitor to solicit proxies on our behalf by telephone for a fee of $4.75 per phone call, plus reasonable expenses. We are soliciting proxies electronically through the Internet from stockholders who are our employees or who previously requested to receive proxy materials electronically through the Internet.

Attending the meeting

You may vote shares held directly in your name in person at the meeting. If you want to vote shares that you hold in street name at the meeting, you must request a legal proxy from your broker, bank or other nominee that holds your shares.

Changing your vote

You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may do this by signing a new proxy card with a later date, voting on a later date by telephone or by using the Internet (only your latest telephone or Internet proxy is counted), or by attending the meeting and voting in person. However, your attendance at the meeting will not automatically revoke your proxy; you must specifically revoke your proxy. See also “General information about the meeting — Voting your proxy” above for further instructions.

Our voting recommendations

Our Board of Directors recommends that you vote:

•	“FOR” each of management’s nominees to the Board of Directors;

•	“FOR” amendment of our 1990 Long-Term Equity Incentive Plan; and

•	“AGAINST” adoption of the stockholder proposal entitled “China Business Principles for Rights of Workers in China.”

Voting results

The preliminary voting results will be announced at the meeting. The final voting results will be tallied by our Transfer Agent and Inspector of Elections and published in our quarterly report on Form 10-Q for the second quarter of fiscal 2003.

Delivery of voting materials to stockholders sharing an address

To reduce the expenses of delivering duplicate voting materials to our stockholders who may have more than one Sun stock account, we are delivering only one set of the proxy statement and the annual report on Form 10-K for fiscal 2002 to certain stockholders who share an address unless otherwise requested. A separate proxy card is included in the voting materials for each of these stockholders.

How to obtain a separate set of voting materials

If you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request a separate copy of these materials at no cost to you. For future annual meetings, you may request separate voting materials, or request that we send only one set of voting materials to you if you are receiving multiple copies, by calling us at: (650) 960-1300 or by writing us at: Sun Microsystems, Inc., 4150 Network Circle, Santa Clara, CA 95054, Attn: Investor Relations.

You may receive a copy of Sun’s Annual Report on Form 10-K for fiscal year 2002 without charge or a copy of the exhibits to Sun’s Annual Report on Form 10-K for fiscal year 2002 for a reasonable fee by sending a written request to Sun Microsystems, Inc., 4150 Network Circle, Santa Clara, California 95054, Attn: Investor Relations.

PROPOSAL 1

ELECTION OF DIRECTORS

We have 8 members and 3 vacancies on our Board of Directors. All 8 members of our Board of Directors have been nominated for election at the annual meeting to hold office until the next annual meeting and the election of their successors. In addition, the Board of Directors has nominated Michael E. Lehman and Lynn E. Turner to be elected at the annual meeting to hold office, effective as of November 7, 2002, until the next annual meeting and the election of their successors.

The remaining position on our Board of Directors will remain vacant. The Board of Directors believes that it is in the best interest of Sun and our stockholders to keep 1 vacancy on the Board so that the Board may, if the opportunity arises, appoint a candidate in the future without amending our Bylaws. Only a majority of the members on our Board of Directors may appoint a member to fill the vacancy under our Bylaws.

Although we know of no reason why any of the nominees would not be able to serve, if any nominee is unavailable for election, the proxies will vote your common stock to approve the election of any substitute nominee proposed by the Board of Directors. The Board may also choose to reduce the number of directors to be elected, as permitted by our Bylaws.

Nominees

All nominees, except for Mr. Lehman and Mr. Turner, are currently directors. Mr. Lehman and Mr. Turner have been nominated to begin serving on Sun’s Board effective as of November 7, 2002. Each nominee has agreed to be named in this proxy statement and to serve if elected. Unless set forth below, each nominee has been engaged in his or her principal occupation for at least the past five years. The age indicated and other information in each nominee’s biography is as of September 3, 2002.

Information About the Nominees

Scott G. McNealy (Age 47) Chairman of the Board of Directors, President and Chief Executive Officer, Sun Microsystems, Inc.

Mr. McNealy is a Founder of Sun and has served as Chairman of the Board of Directors, President and Chief Executive Officer since July 2002, as Chairman of the Board of Directors and Chief Executive Officer from April 1999 to June 2002, as Chairman of the Board of Directors, President and Chief Executive Officer from December 1984 to April 1999, as President and Chief Operating Officer from February 1984 to December 1984 and as Vice President of Operations from February 1982 to February 1984. Mr. McNealy has served as a director of the Company since the incorporation of the Company in February 1982. He is also a director of General Electric Company.

James L. Barksdale (Age 59) Chairman, The Barksdale Group, LLC

Mr. Barksdale has been Chairman of The Barksdale Group, LLC, a venture capital firm, since April 1999. He served as President and Chief Executive Officer of Netscape Communications Corporation, an Internet company, from January 1995 until March 1999, when Netscape was acquired by America Online, Inc. Mr. Barksdale is also a director of AOL Time Warner Inc. and Federal Express Corporation. He has been a director of Sun since 1999.

L. John Doerr (Age 51) General Partner, Kleiner Perkins Caufield & Byers

Mr. Doerr has served as a General Partner of Kleiner Perkins Caufield & Byers, a venture capital firm, since August 1980. Mr. Doerr is also a director of Amazon.com, Inc., drugstore.com, inc., Handspring, Inc., Web MD Corporation, Homestore.com, Inc., and Intuit Inc. He has been a director of Sun since 1982.

Judith L. Estrin (Age 47) Chief Executive Officer, Packet Design, LLC

Ms. Estrin has served as Chief Executive Officer of Packet Design, LLC, a networking technology company, since May 2000. From April 1998 to April 2000, she served as Senior Vice President and Chief Technology Officer of Cisco Systems, Inc., an end-to-end network solutions company. She served as President and Chief Executive Officer of Precept Software, Inc., a multimedia networking software company, from March 1995 to April 1998. Ms. Estrin is also a director of Federal Express Corporation and The Walt Disney Company. She has been a director of Sun since 1995.

Robert J. Fisher (Age 48) Director, The Gap, Inc.

Mr. Fisher has served as a director of The Gap, Inc., a clothing retailer, since November 1990. From April 1997 to November 1999, he served as President, Gap Division, The Gap, Inc. From November 1995 to April 1997, he served as Executive Vice President and Chief Operating Officer of The Gap, Inc. He has been a director of Sun since 1995.

Michael E. Lehman (Age 52) Former Executive Vice President, Corporate Resources and Chief Financial Officer, Sun Microsystems, Inc.

Mr. Lehman served as Executive Vice President of Sun from July 2002 until his resignation from his employment position with Sun in September 2002. From July 2000 to July 2002, he served as Executive Vice President, Corporate Resources and Chief Financial Officer of the Company, and as Vice President, Corporate Resources and Chief Financial Officer of the Company from January 1998 to July 2000. He served as Vice President and Chief Financial Officer of the Company from February 1994 to January 1998. Mr. Lehman held various positions in the finance organization of the Company from August 1987 to February 1994. Mr. Lehman is also a director of MGIC Investment Corporation, Mercator Software, Inc. and NetIQ Corporation. Mr. Lehman has been nominated to begin serving on Sun’s Board of Directors effective as of November 7, 2002.

Robert L. Long (Age 65) Independent Management Consultant

Mr. Long retired as Senior Vice President, Eastman Kodak Company and has been an independent management consultant since January 1992. Mr. Long has been a director of Sun since 1988.

M. Kenneth Oshman (Age 62) Chairman of the Board of Directors and Chief Executive Officer, Echelon Corporation

Mr. Oshman has served as Chairman of the Board of Directors (since September 1989) and Chief Executive Officer (since December 1988) of Echelon Corporation, a provider of control network technologies. Mr. Oshman served as President of Echelon from December 1988 to September 2001. Mr. Oshman is also a director of Knight-Ridder, Inc. He has been a director of Sun since 1988.

Naomi O. Seligman (Age 64) Senior Partner, Ostriker von Simson, Inc.

Ms. Seligman has served as Senior Partner of Ostriker von Simson, Inc. (OvonS), an IT strategy exchange since June 1999. From 1977 to June 1999, Ms. Seligman was Co-Founder and Senior Partner of Research Board, Inc., an information technology research group. Ms. Seligman is also a director of Akamai Technologies, Inc., The Dun & Bradstreet Corporation and Martha Stewart Living Omnimedia. She has been a director of Sun since 1999.

Lynn E. Turner (Age 50) Professor of Accounting and Director of The Center for Quality Financial Reporting, Colorado State University

Mr. Turner has been a Professor of Accounting in the College of Business and Director of The Center for Quality Financial Reporting at Colorado State University since August 2001. From July 1998 to August 2001, Mr. Turner served as the Chief Accountant of the United States Securities and Exchange Commission. He served as Chief Financial Officer and Vice President of Symbios, Inc., an international semiconductor and storage manufacturer from June 1996 to June 1998. Mr. Turner has been nominated to begin serving on Sun’s Board of Directors effective as of November 7, 2002.

About the Board and its committees

During fiscal 2002, our Board held 6 meetings. Each director attended at least 75% of the aggregate total number of Board meetings and committee meetings for committees on which such director served during fiscal 2002, except for James  L. Barksdale, who attended 73% of the aggregate total number of Board meetings and Audit Committee meetings held during fiscal 2002. The Board has an Audit Committee, a Leadership Development and Compensation Committee and a Corporate Governance and Nominating Committee. The following table presents information about each committee as of September 3, 2002. All members of these committees are non-employee directors.

Audit Committee(1)(2)	Robert L. Long (Chairman), James L. Barksdale, Robert J. Fisher, Naomi O. Seligman Met 5 times in fiscal 2002. The committee:

• hires and replaces independent auditors as appropriate

• evaluates performance of, independence of and the non-audit services provided by independent auditors

• evaluates the quality of Sun’s accounting principles and financial reporting

• evaluates procedures relating to internal auditing functions and controls

Leadership Development and Compensation Committee(2)	L. John Doerr (Chairman), M. Kenneth Oshman Met 4 times in fiscal 2002. The committee:

• reviews and approves the executive compensation policies

• administers the employee stock option and stock purchase plans

• reviews executive and leadership development policies, plans and practices

• advises the Board on executive successor planning

Corporate Governance and Nominating Committee(3)	M. Kenneth Oshman (Chairman), L. John Doerr, Naomi O. Seligman Established July 2002. The committee:

• reviews and approves nominees for service on the Board

• considers nominees recommended by stockholders

• adopts and reviews corporate governance policies and procedures

(1)	The Board has adopted a written charter for the Audit Committee. Sun’s securities are listed on The Nasdaq National Market and are governed by its listing standards. All the members of the Audit

Committee meet the independence standards of Rule 4200(a)(14) of the National Association of Securities Dealers’ listing standards.

(2)	Judith L. Estrin resigned from the Audit Committee on June 23, 2002 in anticipation of a growing relationship between Packet Design and Sun, see “Executive Compensation — Certain transactions with officers and members of the Board.” Robert J. Fisher resigned from the Leadership Development and Compensation Committee and was appointed to the Audit Committee on July 25, 2002.

(3)	Prior to July 25, 2002, Sun’s Nominating Committee consisted of M. Kenneth Oshman (Chairman), L. John Doerr and Scott G. McNealy. All members of the Nominating Committee were non-employee directors, except for Mr. McNealy. The Nominating Committee met two times during fiscal 2002. If you want to recommend a nominee to Sun’s Board of Directors at the 2003 annual meeting, you must deliver a written notice to the Secretary of Sun no earlier than July 2, 2003 and no later than August 1, 2003. Your notice must state: your name, business address and the number of Sun shares you own; the nominee’s name, age, business address, principal occupation and the number of Sun shares the nominee owns; and all other information required for nominees pursuant to Regulation 14A of the Securities Exchange Act of 1934.

Director compensation

During fiscal 2002, non-employee directors were paid $1,000 for each Board meeting attended, $1,000 for each committee meeting attended and an additional $1,000 per meeting attended where such non-employee director presided as Chairman. Mr. Fisher and Mr. Doerr declined payment. Employee directors do not receive any compensation for their service as a member of our Board of Directors.

Stock option plan for non-employee directors

Non-employee directors participate in our 1988 Directors’ Stock Option Plan. Under the plan, each non-employee director who is a partner, officer or director of an entity having an equity investment in Sun is automatically granted a nonstatutory stock option to purchase 10,000 shares of common stock on the date he or she becomes a director. Each non-employee director who is not, on the date appointed to the Board, affiliated with an entity having an equity investment in Sun, is automatically granted a nonstatutory stock option to purchase 20,000 shares of common stock upon becoming a director. Thereafter, each director is automatically granted a nonstatutory stock option to purchase 10,000 shares of common stock on the date of each annual meeting of stockholders, if the director is re-elected and has served on the Board for at least six months. The number of options subject to an automatic grant under the plan is not adjusted for forward stock splits, stock dividends, a combination or reclassification or similar transaction that increases the number of shares of Sun common stock outstanding without receipt by Sun of consideration. Options have an exercise price equal to the closing price of Sun common stock on the annual meeting date as reported on The Nasdaq National Market. Options under the plan terminate after five years, vest at a rate of 25% per year and can only be exercised while the optionee is a director, or within six months after service terminates due to death or disability, or within ninety days after the optionee ceases to serve as a director for any other reason.

During fiscal 2002, each non-employee director was granted an option to purchase 10,000 shares of common stock, at an exercise price of $12.59 per share. During fiscal 2002, the following non-employee directors exercised options for a net realized gain (based on the closing price of Sun’s common stock on the dates of exercise as reported on The Nasdaq National Market) as follows:

		Options	Exercise	Net Realized
Name	Date of Exercise	Exercised(#)	Price($)	Gain($)

L. John Doerr	11/09/01	160,000	$3.62	$1,488,448
Robert J. Fisher	09/05/01	160,000	3.62	1,122,048
	01/15/02	160,000	3.97	1,369,792
Robert L. Long	08/13/01	25,000	3.62	318,820
	11/12/01	95,000	3.62	865,716
M. Kenneth Oshman	09/04/01	160,000	3.62	1,173,248

Compensation committee interlocks and insider participation

In June 1996, Sun entered into a Limited Partnership Agreement (Agreement) with KPCB Java Associates L.P., a venture capital fund organized as a California limited partnership, as general partner (KPCB Java), and certain other limited partners (Partnership). Pursuant to the Agreement, Sun agreed to make capital contributions of $16,000,000 to the Partnership and, in addition, pay an annual management fee of no more than $320,000 to KPCB VIII Associates, L.P., a California limited partnership and a general partner of KPCB Java (KPCB VIII). The Partnership, KPCB Java and KPCB VIII are affiliates of Kleiner Perkins Caufield & Byers. Mr. Doerr, who is a General Partner of Kleiner Perkins Caufield & Byers, KPCB VIII and KPCB Java, is a Sun director and Chairman of our Leadership Development and Compensation Committee. From time to time, Sun may invest in a company in which Mr. Doerr, the Partnership or another venture capital fund affiliated with Kleiner Perkins Caufield & Byers is also an investor. In addition, Scott G. McNealy (Chairman of the Board, President and Chief Executive Officer), William N. Joy (Executive Vice President, Co-Founder and Chief Scientist) and Edward J. Zander, (former President and Chief Operating Officer), are limited partners in the Partnership.

Vote required

Directors must be elected by a plurality of the votes cast at the Annual Meeting. This means that the 10 nominees receiving the highest number of votes will be elected. Abstentions will have no effect on the election of directors. If you hold your shares through a broker, bank or other nominee and you do not instruct them how to vote on this proposal, your broker may have authority to vote your shares. You may give each nominee 1 vote for each share you hold; or you may cumulate your votes by giving 1 candidate a number of votes equal to the number of directors to be elected (10), multiplied by the number of shares you hold; or you may distribute your votes among as many candidates as you wish. However, you may not cast votes for more than 10 nominees. If you wish to cumulate your votes at the meeting, you must notify the Secretary of Sun of your intentions prior to the meeting.

Board recommendation

The Board of Directors recommends that you vote “FOR” each of management’s nominees to the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security ownership of management

The following table shows the number of shares of common stock beneficially owned as of September 3, 2002 by:

•	each nominee for director;

•	the executive officers named in the Summary Compensation Table; and

•	all directors and executive officers as a group.

	Number of Shares	Right to		Percentage of
	Owned(1)	Acquire(2)	Total	Outstanding
Name	(a)	(b)	(a)+(b)	Shares(%)

Scott G. McNealy(3)	56,082,834	16,400,000	72,482,834	2%
Edward J. Zander(4)	236,918	6,656,666	6,893,584	*
James L. Barksdale	50,000	95,000	145,000	*
L. John Doerr	3,038,496	305,000	3,343,496	*
Judith L. Estrin	84,000	185,000	269,000	*
Robert J. Fisher	1,217,600	145,000	1,362,600	*
Masood A. Jabbar	752,474	1,759,000	2,511,474	*
Michael E. Lehman	102,484	1,602,666	1,705,150	*
Robert L. Long(5)	239,048	305,000	544,048	*
M. Kenneth Oshman	2,323,200	305,000	2,628,200	*
Naomi O. Seligman(6)	10,000	15,000	25,000	*
John C. Shoemaker	446,552	799,800	1,246,352	*
Lynn E. Turner	—	—	—	*
All current directors and executive officers as a group (27 persons)(3),(5),(6)	66,316,091	33,532,868	99,848,959	3%

*	Less than 1%

(1)	Excludes shares that may be acquired through stock option exercises.

(2)	Shares that may be acquired through stock option exercises on or before November 2, 2002.

(3)	Includes 5,804 shares held by Mr. McNealy’s minor children and 81,983 shares held in Mr. McNealy’s grantor retained annuity trust.

(4)	Includes 40,000 shares held in Mr. Zander’s grantor retained annuity trust.

(5)	Includes 146,684 shares held in Mr. Long’s grantor retained annuity trust, a grantor retained annuity trust held by Mr. Long’s wife and a family limited partnership.

(6)	Includes 10,000 shares held by Ms. Seligman’s husband.

Security ownership of certain beneficial owners

As of September 3, 2002, based on our review of filings made with the SEC, we are not aware of any stockholders owning 5% or more of our common stock.

EXECUTIVE COMPENSATION

The following table shows compensation information for Sun’s Chief Executive Officer and the next four most highly compensated executive officers for the last three fiscal years.

Summary Compensation Table

						Long-term Compensation

						Awards		Payouts

	Annual Compensation						Securities
				Other Annual		Restricted	Underlying	LTIP	All Other
	Fiscal	Salary	Bonus	Compensation		Stock Awards	Options	Payouts	Compensation
	Year	($)	($)	($)		($)(2)	(#)	($)(3)	($)(4)

Scott G. McNealy	2002	$100,000	$487,500	$59,964	(5)		3,500,200		$4,000
Chairman of the	2001	100,000		16,294	(5)		1,500,000	$2,227,316	6,800
Board of Directors,	2000	103,846	4,767,500				1,000,000		6,923
President and Chief Executive Officer
Edward J. Zander	2002	800,000	241,800	871	(6)		200		6,800
President and	2001	788,462					500,000	614,415	6,800
Chief Operating	2000	778,846	2,145,375				400,000		6,800
Officer(7)
Masood A. Jabbar	2002	460,000	82,432	871	(6)		300,200		6,800
Executive Vice	2001	451,923					150,000		7,650
President, Global	2000	434,615 (1)	539,430 (1)	1,131	(6)		340,000		7,181
Sales Operations(8)
Michael E. Lehman	2002	600,000	122,850				200		6,800
Executive Vice	2001	600,000						573,442	6,800
President, Corporate	2000	623,077	1,144,200				1,100,000		6,800
Resources and Chief Financial Officer(7)
John C. Shoemaker	2002	440,000	225,280				200		5,923
Executive Vice	2001	432,685				$1,114,759	150,000	656,599	1,006,090 (9)
President, Computer	2000	416,815	374,122				100,000		6,967
Systems(7)

(1)	Mr. Jabbar elected to defer 30% of his fiscal year 2000 salary and 40% of his fiscal year 2000 bonus until retirement, as permitted under our Non-Qualified Deferred Compensation Plan. For a description of our Non-Qualified Deferred Compensation Plan, see “Report of the Leadership Development and Compensation Committee of the Board on Executive Compensation — Long-term incentives — Deferred compensation plan.”

(2)	All awards of restricted stock are valued by multiplying the number of shares granted by the closing price on the date of grant, minus any consideration paid by the named executive. On April 18, 2001, we granted Mr. Shoemaker the right to purchase 60,000 shares of Sun restricted common stock at a purchase price of $.00067 per share and with a vesting rate of 50% per year beginning on the first anniversary of the date of grant. As of June 30, 2002, 2,698,400 shares of Sun’s restricted common stock had been granted to the named executive officers, with an aggregate value of $13,517,176, 130,000 shares of which are subject to vesting and have an aggregate value of $651,212. The aggregate value is determined by multiplying the number of shares granted by the closing price of Sun’s common stock as reported on The Nasdaq National Market on June 30, 2002, minus any consideration paid by the named executive officer. Sun’s “repurchase option,” refers to Sun’s option to repurchase shares of the restricted stock at the original purchase price paid by the executive officer upon termination of the officer’s employment before the applicable vesting dates. Executive officers receive the same dividends on all shares of restricted stock as received by all other stockholders of Sun; however, Sun has never paid and does not currently anticipate paying any cash dividends in the foreseeable future.

(3)	Reflects amounts paid on October 6, 2000 to such executive officers who were granted Book Value Units (BVUs) under the 1990 Long-Term Equity Incentive Plan. These BVUs were granted in December 1990, became fully vested on July 1, 1998 and were payable in cash only. The BVUs accrued value each year based on Sun’s reported fiscal year end earnings per share amounts and continued to accrue value until exercised. Executive officers were permitted, at their option, to exercise all or a portion of their BVUs at any time until August 31, 2000 after which all unexercised BVUs were automatically paid to such executive officers. Accordingly, no executive officer holds any BVUs and the BVU program has expired.

(4)	Amounts stated reflect contributions made by Sun to such executive officer’s 401(k) Plan account.

(5)	Reflects income attributed to personal use of corporate jet.

(6)	Taxes paid on behalf of executive officer in connection with personal expenses incurred at a sales conference.

(7)	Messrs. Zander, Lehman and Shoemaker retired from their executive officer positions on July 1, 2002.

(8)	Mr. Jabbar retired from his executive officer position on July 18, 2002.

(9)	$6,090 of the amount reflects contributions made by Sun to Mr. Shoemaker’s 401(k) account. Under Mr. Shoemaker’s retirement transition agreement, Sun will pay Mr. Shoemaker $1 million on or about June 30, 2003. See “Executive Compensation — Executive Officer employment contracts” for a description of the agreement.

Option grants in last fiscal year

The following table shows the stock option grants made to the executive officers named in the Summary Compensation Table during fiscal 2002:

Option Grants in Last Fiscal Year

					Potential Realizable Value at
					Assumed Annual Rates of
		% of Total Options			Stock Price Appreciation for
	Number of Securities	Granted to	Exercise or Base		Option Term(4)
	Underlying Options	Employees in	Price
Name	Granted(#)(1)	Fiscal Year	($/Sh)(2)(3)	Expiration Date	5%($)	10%($)

Scott G. McNealy	1,250,000	1.05%	$12.59	11/07/11	$9,897,229	$25,081,522
	1,250,000 (5)	1.05	12.59	11/07/11	9,897,229	25,081,522
	200	—	9.14	03/19/12	1,150	2,913
	800,000	0.67	7.07	05/14/12	3,557,028	9,014,207
	200,000	0.17	6.45	05/02/12	811,274	2,055,928
Edward J. Zander	200	—	9.14	03/19/12	1,150	2,913
Masood A. Jabbar	50,000	0.04	12.59	11/07/11	395,889	1,003,261
	50,000 (5)	0.04	12.59	11/07/11	395,889	1,003,261
	200	—	9.14	03/19/12	1,150	2,913
	200,000	0.17	7.07	05/14/12	889,257	2,253,552
Michael E. Lehman	200	—	9.14	03/19/12	1,150	2,913
John C. Shoemaker	200	—	9.14	03/19/12	1,150	2,913

(1)	Unless otherwise indicated in footnote 5, stock options have a 10 year term and vest at a rate of 20% per year beginning on the first anniversary of the date of grant. See also “Executive Compensation — Executive Officer employment contracts” and “— Executive Officer change-in-control arrangements.”

(2)	The exercise price and tax withholding obligations may be paid in cash and, subject to certain conditions or restrictions, by delivery of already owned shares, pursuant to a subscription agreement or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to Sun, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes. Provided, however, our executive officers and members of the Board are currently prohibited from exercising their vested options pursuant to a cashless exercise procedure unless or until the Securities and Exchange Commission clarifies that this method of exercise is permitted under the Sarbanes-Oxley Act of 2002.

(3)	Options were granted at an exercise price equal to the last reported sale price of Sun common stock, as reported on The Nasdaq National Market on the date of grant.

(4)	Potential realizable value assumes that the common stock appreciates at the annual rate shown (compounded annually) from the date of grant until the options expire. These numbers are calculated based on the SEC’s requirements and do not represent an estimate by Sun of future stock price growth.

(5)	Stock options have a 10 year term and vest at a rate of 33 1/3% per year beginning on the first anniversary of the date of grant. See also “Executive Compensation — Executive Officer employment contracts” and “— Executive Officer change-in-control arrangements.”

Option exercises in last fiscal year

The following table shows stock option exercises and the value of unexercised stock options held by the executive officers named in the Summary Compensation Table during fiscal year 2002.

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year-End Option Values

			Number of Securities Underlying
			Unexercised Options at Fiscal	Value of Unexercised In-the-Money
	Shares Acquired on	Value Realized	Year-End(#)	Options at Fiscal Year-End($)(1)
Name	Exercise(#)	($)(1)	Exercisable/Unexercisable	Exercisable/Unexercisable

Scott G. McNealy	1,889,088	$25,237,174	17,360,000/6,400,200	$44,806,256/—
Edward J. Zander	—	—	6,656,666/2,393,534	11,391,482/—
Masood A. Jabbar	17,696	209,659	1,759,000/867,200	3,649,430/—
Michael E. Lehman	112,000	1,582,000	1,336,000/1,300,200	628,803/—
John C. Shoemaker	—	—	799,800/208,800	953,853/—

(1)	Market value of underlying securities at exercise date or fiscal year end, as the case may be, minus the exercise price.

Executive Officer employment contracts

The Company entered into the retirement transition agreements described below with certain executive officers in order to retain their services in critical areas including leadership development, transition of key customer relationships, and other related areas to help ensure a smooth transition of leadership during the period covered by the agreements.

In March 2001, we entered into a retirement transition agreement with John C. Shoemaker, who retired from his position as Executive Vice President, Computer Systems on July 1, 2002. Under the terms of the agreement, which was amended and restated on July 25, 2002, we agreed to pay Mr. Shoemaker his current salary until July 2003, at which time he will become a part-time employee and receive a salary equal to half of his current salary. In fiscal 2003, the agreement provides that Mr. Shoemaker will be eligible to receive a bonus of up to 400% of his current salary and will be entitled to receive benefits through fiscal 2004. On or about June 30, 2003, the agreement provides that Sun will pay Mr. Shoemaker $1.0 million. In addition, Mr. Shoemaker received an option to purchase 150,000 shares of Sun common stock, vesting at a rate of 50% a year beginning on the first anniversary of the date of grant, with an exercise price equal to the closing price of Sun’s Common Stock as reported on The Nasdaq National Market on the date of grant and a ten year term. Mr. Shoemaker also received a right to purchase 60,000 shares of Sun restricted common stock at a purchase price of $.00067 per share. Sun may repurchase these shares from Mr. Shoemaker at $.00067 per share if Mr. Shoemaker’s employment terminates before the shares vest. These restricted shares vest at a rate of 50% per year beginning on the first anniversary of the date of grant. On June 30, 2004, the agreement provides that Mr. Shoemaker will retire and all options held by Mr. Shoemaker shall stop vesting and Mr. Shoemaker will have 90 days to exercise his vested stock options. If Mr. Shoemaker begins to work for another company, without our consent, our obligations to Mr. Shoemaker will end.

In April 2002, we entered into a retirement transition agreement with Edward J. Zander, who retired from his position as President, Chief Operating Officer on July 1, 2002. Under the terms of the agreement, we agreed to pay Mr. Zander his current salary until January 2003, at which time he will become a part-time employee, receive a salary equal to half of his current salary and his options will stop vesting. Mr. Zander will continue to receive benefits through September 2003 under the terms of the agreement, at which time Mr. Zander will retire and have 90 days to exercise his vested options. If Mr. Zander begins to work for another company, without our consent, our obligations to Mr. Zander will end.

In April 2002, we entered into a retirement transition agreement with Michael E. Lehman, who retired from his position as Executive Vice President, Corporate Resources and Chief Financial Officer on July 1, 2002 and

resigned from his employment position with Sun on September 17, 2002. Under the terms of the April 2002 agreement, we agreed to pay Mr. Lehman his current salary until October 2002, at which time he would become a part-time employee, receive a salary equal to half of his current salary and his options would stop vesting. Mr. Lehman would continue to receive benefits through September 2003 under the terms of the agreement, at which time he would retire and have 90 days to exercise his vested options. If Mr. Lehman began to work for another company, without our consent, our obligations to Mr. Lehman would end. Upon Mr. Lehman’s resignation from his employment position with Sun in September 2002, Sun agreed to pay Mr. Lehman $600,000 in exchange for terminating the April 2002 retirement transition agreement and all obligations thereunder.

In July 2002, we entered into a retirement transition agreement with Masood A. Jabbar, who retired from his position as Executive Vice President, Global Sales Operations on July 18, 2002. Under the terms of the agreement, we agreed to pay Mr. Jabbar his current salary until May 2003, at which time Mr. Jabbar will become a part-time employee, receive a salary equal to half of his current salary and his options will stop vesting. Mr. Jabbar will continue to receive benefits through December 2003 under the terms of the agreement, at which time he will retire and have 90 days to exercise his vested options. If Mr. Jabbar begins to work for another company, without our consent, our obligations to Mr. Jabbar will end.

Executive Officer change-in-control arrangements

In October 1990, we approved a form of Senior Management Change of Control Agreement. Each of the executive officers named in the Summary Compensation Table has signed a “change-of-control” agreement. Subject to certain provisions in the agreement, each officer is eligible to receive the following if such officer’s employment is terminated within 1 year following a change-of-control of Sun: (i) an amount equal to 2 1/2 times such officer’s annual compensation (or, in the case of Mr. McNealy, 3 times his annual compensation); (ii) continuation of health benefits and group term life insurance for 24 months; and (iii) the acceleration of vesting for all stock options held. The officer’s wages, salary and incentive compensation for the immediately preceding calendar year is counted as annual compensation. A “change-of-control” includes (i) a merger or acquisition of Sun resulting in a 50% or greater change in the total voting power of Sun immediately following such transaction, or (ii) certain changes in the majority composition of the Board of Directors during a 36 month period, not initiated by the Board of Directors.

Sun also entered into individual change-of-control agreements with each of its executive officers, in addition to the executive officers named in the Summary Compensation Table. The individual change-of-control agreements contain substantially the same terms as the change-of-control agreements described above.

Deferred compensation arrangements

Under our Non-Qualified Deferred Compensation Plan, in the event of a participant’s death while an employee, such participant’s beneficiaries are entitled to receive the employee’s account balance plus a supplemental survivor benefit equal to 2 times the amount of compensation the participant deferred under the plan, not to exceed $3,000,000. See “Report of the Leadership Development and Compensation Committee of the Board on Executive Compensation-Long-term incentives-Deferred compensation plan” for a description of the Non-Qualified Deferred Compensation Plan.

Certain transactions with officers and members of the Board

In November 2001, Mark A. Canepa, Executive Vice President, Network Storage Products, received a loan from Sun in the amount of $246,656, payable in full on February 8, 2002 (fifteen days after Sun’s trading window opened following the release of Sun’s earnings for the second fiscal quarter of 2002), at an interest rate of 2.73% per annum. This loan was made to assist Mr. Canepa in paying the taxes related to the vesting of restricted stock previously granted to Mr. Canepa. The loan was full recourse and secured by a portion of the Sun common stock purchased by Mr. Canepa with a fair market value equal to twice the principal amount of the loan at the time the loan was granted. This loan, including interest, was paid in full by Mr. Canepa by February 8, 2002.

In November 2001, Masood A. Jabbar, former Executive Vice President, Global Sales Operations, received two loans from Sun in the amounts of $13,133.97 and $73,275.70, respectively, payable in full on February 8, 2002 (fifteen days after Sun’s trading window opened following the release of Sun’s earnings for the second fiscal quarter of 2002), at an interest rate of 2.73% per annum. These loans were made to assist Mr. Jabbar in exercising stock options due to expire in November 2001 and paying the taxes associated with the exercise. These loans were full recourse and secured by a portion of the Sun common stock purchased by Mr. Jabbar with a fair market value equal to twice the principal amount of the loans at the time the loans were granted. These loans, including interest were paid in full by Mr. Jabbar by February 8, 2002.

In November 2001 and January 2002, Robert L. Long, a member of Sun’s Board of Directors, received two loans from Sun in the amounts of $343,634 and $250,000, respectively, payable in full on February 8, 2002 (fifteen days after Sun’s trading window opened following the release of Sun’s earnings for the second fiscal quarter of 2002) at an interest rate of 2.73% per annum. These loans were made to assist Mr. Long in exercising stock options due to expire in November 2001 and paying the taxes associated with the exercise. These loans were full recourse and secured by a portion of the Sun common stock purchased by Mr. Long upon exercise of the options with a fair market value equal to twice the principal amount of the loans at the time the loans were granted. These loans, including interest were paid in full by Mr. Long by February 8, 2002.

In October 2000, Eva Sage-Gavin, Senior Vice President, Global Talent Organization, received a non-interest bearing, nonrecourse, job related relocation loan from Sun for the purchase of her residence in the amount of $500,000, payable in five annual installments of $50,000, $50,000, $100,000, $50,000 and $250,000, respectively, due on the anniversary date of the loan and secured by a deed of trust on Ms. Sage-Gavin’s principal residence. As of September 16, 2002, Ms. Sage-Gavin has made all payments due under the terms of the loan and $450,000 of the principal amount remained outstanding.

In October 2001, Jonathan I. Schwartz, Executive Vice President, Software, received a full recourse, unsecured loan from Sun in the amount of $1,000,000, payable in full on or before October 29, 2005, at an interest rate of 4.82% per annum, compounded annually. This loan was made to assist Mr. Schwartz in meeting certain obligations in connection with a margin loan. In May 2002, Sun’s Board of Directors approved the grant of additional loans to Mr. Schwartz for an aggregate principal of up to $3,000,000 at market rate terms and for the same purpose as the loan granted in October 2001. Sun issued the first of these loans in June 2002, with a principal amount of $1,000,000 and an interest rate of 6.75% per annum, compounded semi-annually, payable in full on or before June 30, 2006. This loan was a full recourse loan and secured by Sun common stock owned by Mr. Schwartz with a fair market value equal initially to the principal amount of the loan and obligated Mr. Schwartz to increase the number of shares of Sun common stock to secure the loan every six months as necessary so that the fair market value of the Sun common stock securing the loan equaled the total amount of principal, accrued interest and any other obligations then owed by Mr. Schwartz to Sun under the terms of the loan. On July 19, 2002, Sun loaned Mr. Schwartz the remaining $2,000,000 previously authorized. Under the terms of the July 2002 loan agreement, all previous loans to Mr. Schwartz (including the prior unsecured $1,000,000 loan issued in October 2001) were consolidated into one full recourse loan containing the same terms, an interest rate of 6.75% per annum, compounded semi-annually, payable in full on or before June 30, 2006 and secured by Sun common stock owned by Mr. Schwartz with a fair market value equal initially to the total $4,000,000 principal amount subject to adjustment every six months as provided in the June 2002 loan described above. As of September 16, 2002, the entire $4,000,000 amount remained outstanding.

In November 1999, Patricia C. Sueltz, Executive Vice President, Enterprise Services, received a nonrecourse, job-related relocation loan from Sun for the purchase of her residence in the amount of $850,000, payable in full on or before December 1, 2004, at an interest rate of 6.02% compounded annually, accrued interest to be paid annually and secured by a deed of trust on Ms. Sueltz’s principal residence. As of September 16, 2002, Ms. Sueltz has made all payments due under the terms of the loan and the entire $850,000 principal amount remained outstanding.

In November 2001, Sun invested $5.0 million in Packet Design LLC as part of a strategic relationship, whereby the companies will potentially work together in various areas involving networking technologies and whereby Sun may receive early disclosure of certain technology developed by Packet Design. Judith L. Estrin, a member of Sun’s Board of Directors, is a controlling member and Chief Executive Officer of Packet Design. On June 23, 2002, Ms. Estrin resigned from Sun’s Audit Committee. On September 20, 2002 Packet Design and Sun entered into an agreement whereby Sun agreed to pay Packet Design up to $400,000 in exchange for Packet Design’s efforts in porting and testing technology developed by Packet Design on Sun’s systems for a limited period of time, in order for Sun to evaluate the performance of such technology. In addition, Scott G. McNealy, our Chairman of the Board, President and Chief Executive Officer, William N. Joy, Executive Vice President, Co-Founder and Chief Scientist, James L. Barksdale, a member of Sun’s Board of Directors, and Naomi O. Seligman, a member of Sun’s Board of Directors, have minority membership interests in Packet Design.

Scott G. McNealy, our Chairman of the Board, President and Chief Executive Officer, is a member of the Board of Directors of General Electric Company, which along with its subsidiaries accounted for approximately 12%, 13% and 19% of our fiscal 2002, 2001 and 2000 total net revenues, respectively. See also “Business — Sales, Distribution and Marketing” in our Annual Report on Form 10-K for fiscal year 2002.

In November 1998, Sun and America Online, Inc., which is now AOL Time Warner Inc. (AOL) entered into a strategic alliance consisting of several agreements between the parties (Strategic Alliance). The Strategic Alliance commenced on March 17, 1999 and expired March 17, 2002. Under the terms of the Strategic Alliance, Sun committed that the total amount collected by or on behalf of AOL from the sale or license of certain AOL, Netscape and collaboratively developed software products would not be less than approximately $975 million over the three year term of the Strategic Alliance. In addition, the terms of the Strategic Alliance required Sun to pay $278 million for related intellectual property rights and licenses granted to Sun by AOL. Sun also committed to purchase approximately $90 million in marketing and advertising during the term of the Strategic Alliance. Finally, AOL committed to purchase approximately $300 million (up to approximately $500 million at list price) in Sun equipment and services, net of discounts of up to 40% of list price. Subsequently, Sun and AOL amended the agreements comprising the Strategic Alliance. The first amendment, in June 2000, increased AOL’s commitment to purchase Sun equipment by approximately $250 million (up to approximately $420 million at list price), net of discounts of up to 40%. In September 2001, in order to ensure an effective transition upon expiration, the terms were modified to give Sun operational control of the Strategic Alliance during the remaining 6 month term. This second amendment also fixed and accelerated the payment obligations that were otherwise due by the parties through March 2002. James L. Barksdale, former CEO of Netscape Communications Corporation and currently a director of AOL-Time Warner, is a member of Sun’s Board of Directors. See also “Note 5, Notes to Consolidated Financial Statements” in our Annual Report or Form 10-K for fiscal year 2002.

See also “Proposal I, Election of Directors — Compensation committee interlocks and insider participation.”

Section 16(a) beneficial ownership reporting compliance

Our members of the Board of Directors and executive officers file reports with the SEC indicating the number of shares of any class of our equity securities they owned when they became a member of the Board of Directors or executive officer and, after that, any changes in their ownership of our equity securities. These reports are required by Section 16(a) of the Securities Exchange Act of 1934, as amended. Based on our review of the reports, we believe that during fiscal 2002 all of our executive officers, members of the Board of Directors and 10% stockholders complied with the foregoing filing requirements except that William N. Joy filed the report of a gift of 100 shares received by Mr. Joy’s wife on May 23, 2001 on an Amended Form 5 after the applicable deadline and Naomi O. Seligman filed one Form 4 with respect to the purchase of 10,000 shares by her husband on May 30, 2002 after the applicable deadline.

REPORT OF THE LEADERSHIP DEVELOPMENT AND COMPENSATION

COMMITTEE OF THE BOARD ON EXECUTIVE COMPENSATION

The following Report of the Leadership Development and Compensation Committee of the Board on Executive Compensation shall not be deemed to be “soliciting material” or to be “filed” with the SEC nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, except to the extent that Sun specifically incorporates it by reference into a filing.

Compensation philosophy

Our philosophy in setting compensation policies for executive officers is to maximize stockholder value over time. The Leadership Development and Compensation Committee sets our compensation policies applicable to executive officers, including the chief executive officer, and evaluates the performance of such officers. The Committee strongly believes that executive compensation should be directly linked to continuous improvements in corporate performance and increases in stockholder value and has adopted the following guidelines for compensation decisions:

•	Provide a competitive total compensation package that enables Sun to attract and retain key executive talent;

•	Align all pay programs with Sun’s annual and long-term business strategies and objectives; and

•	Provide variable compensation opportunities that are directly linked to the performance of Sun and that link executive reward to stockholder return.

The Committee also believes that it is in the best interests of our stockholders for our executive officers (as well as for the members of the Board of Directors and certain other individuals) to own Sun stock. During fiscal 2000, the Committee established stock ownership guidelines, applicable to these covered individuals, reflecting the Committee’s expectations as to the number of shares of Sun’s common stock such individuals should hold depending on their positions.

Components of executive compensation

The Committee focuses primarily on the following three components in forming the total compensation package for its executive officers:

•	Base salary;

•	Annual incentive bonus; and

•	Long-term incentives.

Base salary

The Committee intends to compensate our executive officers, including the chief executive officer, competitively within the industry. In order to evaluate Sun’s competitive position in the industry, the Committee reviews and analyzes the compensation packages, including base salary levels, offered by other high technology companies, including companies in the S&P Computers (Hardware) Index. In addition, the Committee, together with the Board of Directors, will also subjectively evaluate the level of performance of each executive officer, including Mr. McNealy, in order to determine current and future appropriate base pay levels. In prior years, for the chief executive officer, the Committee targeted the lower end of the base salary range determined by its aforementioned competitive analysis, giving more significant emphasis to annual bonus and longer-term incentives for Mr. McNealy’s total compensation package. For each of fiscal years 2002, 2001 and 2000, Mr. McNealy’s base salary was approximately $100,000, such that his annual bonus, if awarded, would comprise the vast majority of his total potential annual compensation. This focus has allowed the Committee to directly compensate Mr. McNealy for corporate performance, while ultimately paying Mr. McNealy competitively by industry standards. See “Annual incentive bonus” below. With respect to our other executive officers, the Committee has targeted the higher end of the industry competitive base salary range, linking a lesser (yet still significant) portion of these executives’ total compensation to an annual bonus. See “Annual incentive bonus” below. The Committee also emphasizes longer-term compensation incentives for these executives as it believes that these longer-term incentives help motivate the executives to better achieve Sun’s corporate performance goals, thereby more directly contributing to stockholder value.

Annual incentive bonus

During fiscal 2002, our executive officers were eligible for an annual incentive bonus, calculated by the Committee as a percentage of the officers’ base salary, under the terms of our Section 162(m) Executive Officer Performance-Based Bonus Plan (Bonus Plan). See “Discussion of compensation in excess of $1 million per year” below for a description of the Bonus Plan. During fiscal year 2002, all executive officers, other than Mr. McNealy, were initially eligible for target bonuses ranging from 45% to 200% of their base salary, depending on their positions. Mr. McNealy was eligible for a target bonus of 2500% of his base salary. These target bonuses are subject to the application of a multiplier based on the achievement of pre-determined goals as described below.

Due to economic challenges experienced during the last fiscal year, our earnings per share (EPS) and revenues were significantly below plan. As such, the Bonus Plan was amended to reduce the target bonus to 50% of the original plan and base the target bonus solely on third and fourth fiscal quarter performance criteria. This amendment resulted in a final target bonus range for executive officers, other than Mr. McNealy, of 22.5% - 100% of base salary, and Mr. McNealy was eligible for a target bonus of 1225% of his base salary. Actual bonus payouts as determined by performance against goals for the executive officers other than Mr. McNealy ranged from 11.5% to 51% of base salary, while Mr. McNealy’s bonus was 488% of his base salary.

Bonus payments were made based on the achievement of certain corporate performance goals which are based on financial, business, operations and management objectives and certain customer quality and satisfaction goals approved by the Committee prior to the second half of fiscal 2002. In addition to corporate performance goals, the Bonus Plan contains local divisional and functional goals. All of these goals were measured objectively in accordance with a scoring system assigned to each goal by the Committee and are all based on confidential information that is competitively sensitive to Sun as they are derived from Sun’s internal projections and business plan. The target bonus is then multiplied by a factor ranging from 0 to 2 depending upon the achievement of the applicable corporate, divisional and functional performance goals for the executive officer relative to target performance. As a part of the fiscal 2002 plan revision, achievement of the divisional and functional goals was capped at target if the corporate financial goals were not achieved. Since the corporate financial goals were not achieved, all divisional and functional goals were capped at their target achievement level.

Long-term incentives

Options and restricted stock. The Committee provides our executive officers with long-term incentive awards through grants of stock options and, in some cases, restricted stock. The Committee is responsible for determining who should receive the grants, when the grants should be made, the exercise price per share and the number of options or shares to be granted. The Committee also grants stock options to Mr. McNealy. The Committee delegated authority to Mr. McNealy to grant stock options to employees, other than employees who hold a Vice President level position or above, subject to certain guidelines prescribed by the Committee.

The Committee believes that stock options provide our executive officers with the opportunity to purchase and maintain an equity interest in Sun and to share in the appreciation of the value of the stock. The Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. The options also utilize vesting periods in order to encourage key employees to continue to be employed by Sun. All options granted to executive officers to date have been granted at the fair market value of Sun’s common stock on the date of the grant. The Committee considers the grant of each option subjectively, considering factors such as the individual performance of executive officers and competitive compensation packages in the industry. In order to maintain competitive grant values and to mitigate the high percentage of options with exercise prices significantly above Sun’s current stock price, we have granted an increased number of stock options to executive officers recently. However, Sun’s stock option program is broad based. Over 85% of the total number of all stock options granted by Sun during the past 5 fiscal years were granted to employees below the Vice President level, and in the last fiscal year, each employee received an option for 200 shares (or for some overseas employees, an equivalent incentive) to celebrate our 20th anniversary.

The Committee also makes restricted stock awards which can be similarly beneficial to executives as the value of the award increases with an increasing stock price. The use of restricted stock has been primarily limited within the last several fiscal years to specific cases in which a newly hired senior executive receives a grant in order to replace vested benefits and/or an equity position at a prior employer, to award an executive officer for extraordinary performance or to aid in retention. For fiscal year 2002, there were no restricted stock awards made to executives named in the Summary Compensation Table. For information regarding the valuation and vesting of restricted stock awards, see “Executive Compensation — Summary Compensation Table — footnote 2.”

Deferred compensation plan. In June 1995, the Committee approved another component of our executive compensation program, the Non-Qualified Deferred Compensation Plan (Deferred Plan). The Committee last amended the Deferred Plan on June 30, 2002. The Deferred Plan is a voluntary, non-tax qualified, deferred compensation plan available to Board of Director members, executive officers and other members of our management, to enable them to save for retirement by deferring a portion of their current compensation. Under the Deferred Plan, compensation may be deferred until their employment is terminated or other specified dates they may choose. Deferred amounts may be credited with earnings indexed to certain investment funds made available under the Deferred Plan. Participants’ designated beneficiaries are also eligible to receive a pre-retirement death benefit. The purpose of this Deferred Plan is to encourage participants to remain in the service of Sun as the participants may, over time, accrue earnings on their deferrals on a tax-deferred basis.

Discussion of compensation in excess of $1 million per year

The Committee has considered the implications of Section 162(m) of the Internal Revenue Code of 1986, as amended (Code), enacted under the Revenue Reconciliation Act of 1993. This section precludes a public corporation from taking a tax deduction for individual compensation in excess of $1 million for its chief executive officer or any of its four other highest-paid officers. This section also provides for certain exemptions to this limitation, specifically compensation that is performance based within the meaning of Section 162(m).

In order to qualify compensation derived by executive officers from stock options as performance-based compensation, amendments to the 1990 Long-Term Equity Incentive Plan were submitted to and approved by our stockholders at our 1994 annual meeting.

Additionally, with respect to bonuses granted by this Committee to such executive officers, the Committee approved the Section 162(m) Executive Officer Performance-Based Bonus Plan to qualify bonus payments to executives under Section 162(m). Stockholders approved the plan at our 1995 annual meeting. Periodically, the plan must be re-qualified by submitting it to our stockholders for approval. Stockholders approved our Section 162(m) Executive Officer Performance-Based Bonus Plan again at our 2001 annual meeting The Committee, however, reserves the right to award compensation to our executives in the future that may not qualify under Section 162(m) as deductible compensation. The Committee will, however, continue to consider all elements of the cost to Sun of providing such compensation, including the potential impact of Section 162(m).

Leadership Development

The Committee reviews and adopts the executive and leadership development policies, plans and practices that support Sun’s ability to develop and retain the superior executive and leadership talent required to deliver against our short and long term business strategies. During fiscal 2002, the Committee approved the creation of the Leadership Institute, an organization which provides executive development experiences to Sun’s next generation of leaders. In conjunction with the full Board, the Committee also reviewed the succession and development plans for Sun’s top 40 executives.

Conclusion

The Committee believes that its executive compensation philosophy and leadership development practices serve the best interests of Sun and our stockholders.

L. John Doerr, Chairman

M. Kenneth Oshman

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, except to the extent that Sun specifically incorporates it by reference into a filing.

The Audit Committee, which currently consists of James L. Barksdale, Robert J. Fisher, Robert L. Long and Naomi O. Seligman, evaluates audit performance, manages relations with Sun’s independent accountants and evaluates policies and procedures relating to internal accounting functions and controls. The Board of Directors has adopted a written charter for the Audit Committee which details the responsibilities of the Audit Committee. This report relates to the activities undertaken by the Audit Committee in fulfilling such responsibilities.

On July 30, 2002, the Sarbanes-Oxley Act was signed into law. On August 28, 2002, the Committee met with representatives of management, internal legal counsel and our independent auditors. During that meeting, we furthered our understanding of its provisions. We also reviewed processes that already are in place as well as those that will be implemented to comply with the requirements of the Sarbanes-Oxley Act as they become effective.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor. The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Our management has the primary responsibility for the financial statements and reporting process, including our systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2002. This review included a discussion of the quality and the acceptability of our financial reporting and controls, including the clarity of disclosures in the financial statements.

The Audit Committee also reviewed with our independent accountants, who are responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of our financial reporting and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards in the United States including Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Statement No. 1. The Audit Committee discussed with the independent accountants their independence from management and Sun, including the matters in their written disclosures required by the Independence Standards Board including Statement No. 1.

The Audit Committee further discussed with our internal auditors and independent accountants the overall scope and plans for their respective audits. The Audit Committee meets periodically with the internal auditors and independent accountants, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting. The Audit Committee held 5 meetings during fiscal year 2002.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2002 for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors.

Robert L. Long, Chairman

James L. Barksdale
Robert J. Fisher
Naomi O. Seligman

PERFORMANCE GRAPH

The information contained in the performance graph shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except to the extent that Sun specifically incorporates it by reference into such filing. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

Presented below is a line graph that compares the cumulative return of the following to our five years ending on June 30, 2002:

•	Sun Common Stock;

•	S&P 500 Index; and

•	S&P Computers (Hardware) Index.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG SUN MICROSYSTEMS, INC., THE S&P 500 INDEX
AND THE S&P COMPUTER HARDWARE INDEX

	6/97	6/98	6/99	6/00	6/01	6/02

SUN MICROSYSTEMS, INC.	100.00	116.71	370.11	977.34	337.89	107.69
S&P 500	100.00	130.16	159.78	171.36	145.95	119.70
S&P COMPUTER HARDWARE	100.00	140.44	252.34	327.90	199.81	128.37

*$100 INVESTED ON 6/30/97 IN STOCK OR INDEX-

INCLUDING REINVESTMENT OF DIVIDENDS.
FISCAL YEAR ENDING JUNE 30.

Copyright© 2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved.

PROPOSAL 2

AMENDMENT TO 1990 LONG-TERM EQUITY INCENTIVE PLAN

We are asking you to approve an amendment to our 1990 Long-Term Equity Incentive Plan (1990 Incentive Plan). The purpose of the amendment is to increase the number of shares of Sun common stock we may issue under the 1990 Incentive Plan by 120,000,000 shares from 1,167,475,000 to 1,287,475,000.

As of September 3, 2002 under the 1990 Incentive Plan, 153,221,376 shares of Sun common stock were available for issuance and we had granted options and stock appreciation rights (SARs) to purchase 1,246,141,896 shares with a market value of $4,299,189,541 of which 423,761,315 shares of Sun common stock had been issued upon the exercise of options and SARs. The weighted average exercise price per share of options and SARs that were outstanding as of September 3, 2002 was $14.55.

We may also issue and sell restricted shares of our common stock under the 1990 Incentive Plan. As of September 3, 2002, 6,893,040 shares of Sun restricted stock with a market value of $23,780,988 had been issued and sold at a price of either $.01 per share or $.00067 per share. Of these, 743,732 shares remain subject to Sun’s repurchase option.

A brief summary of the 1990 Incentive Plan follows.

Purpose

The purpose of the 1990 Incentive Plan is to:

•	provide an additional incentive to eligible employees, officers and consultants whose present and potential contributions are important to the continued success of Sun;

•	afford these employees, officers and consultants an opportunity to acquire a proprietary interest in Sun; and

•	enable Sun to hire and retain the best available employees.

Eligibility

Executive officers, consultants and other employees of Sun and its subsidiaries are eligible to receive awards under the 1990 Incentive Plan at the discretion of the Board of Directors or the Leadership Development and Compensation Committee (as the case may be). As of September 3, 2002, there were approximately 39,000 employees and over 6,000 consultants eligible to receive awards under the 1990 Incentive Plan.

Administration

The 1990 Incentive Plan is administered by our Leadership Development and Compensation Committee. The Committee has the authority to construe and interpret the 1990 Incentive Plan, to prescribe, amend and rescind rules and regulations relating to the 1990 Incentive Plan, and to make all other determinations necessary or advisable for the administration of the 1990 Incentive Plan. Members of the Committee receive no additional compensation for their administration of the 1990 Incentive Plan. The Leadership Development and Compensation Committee authorized Scott G. McNealy to grant stock options to certain employees, other than employees who hold a Vice President level position or above, subject to pre-approved guidelines established by the Committee.

Stock options

The 1990 Incentive Plan permits the granting of options, both incentive stock options (ISOs) and non-statutory stock options (NSOs), to purchase Sun common stock.

In general, the option exercise price for each share covered by an option must equal or exceed the fair market value of a share of Sun common stock on the date the option is granted. However, an NSO granted by the Committee to an employee in lieu of reasonable salary or compensation may be granted at an exercise price less than the fair market value of Sun common stock (but not less than 85% of such fair market value) on the date of grant.

In August 1995, the Board of Directors established a special reserve under which it could grant a limited number of NSOs under the 1990 Incentive Plan at exercise prices below fair market value. The number of shares in the special reserve is restricted to an amount equal to 3% of the total number of shares reserved for issuance under the 1990 Incentive Plan at any one time (including all increases to the number of shares reserved for issuance approved by the stockholders). In addition, grants to individuals subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, may not be at less than 50% of the fair market value of Sun common stock on the date of grant.

The Committee is responsible for establishing the terms and conditions applicable to option grants. In the case of ISOs, the term of the option may not exceed 10 years from the date of grant. Options may be exercisable in installments (i.e., vest over a period of time), and their exercisability may be accelerated by the Committee in its discretion.

The exercise price of options granted under the 1990 Incentive Plan may be paid for by the following methods:

•	cash;

•	check;

•	promissory note;

•	Sun common stock with a fair market value on the exercise date equal to the aggregate exercise price of the options; or

•	delivery of an irrevocable subscription agreement.

The Committee may authorize Sun to accept payment by any combination of the methods stated above. Sun will accept as payment the delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to Sun the amount of sale or loan proceeds required to pay the exercise price. Provided however, executive officers are prohibited from paying the exercise price with a promissory note under the Sarbanes-Oxley Act of 2002, which also prohibits executive officers from using the cashless exercise procedures unless and until the Securities and Exchange Commission clarifies that cashless exercise procedures are permitted by executive officers under the Sarbanes-Oxley Act of 2002.

Under the 1990 Incentive Plan, if an optionee’s employment or consultancy terminates for any reason, including retirement, the optionee may generally exercise the option (to the extent it was exercisable on the date of termination or as otherwise set forth in the terms of the option) within the time period determined by the Committee, subject to the stated term of the option. In the case of ISOs, the time period may not be more than 90 days. If the Committee has determined that an employee was discharged for just cause, all vested and unvested options that were previously granted to the employee under the 1990 Incentive Plan, automatically expire. However, in the event of the death of an employee optionee, his or her vested option will generally be exercisable for a period of six months, provided the death occurs during the employment term or within one month following termination from employment.

The granting of stock options under the 1990 Incentive Plan by the Committee is subjective and is dependent upon, among other things, an employee’s individual performance. See “Proposal 2, Amendment to 1990 Long-Term Equity Incentive Plan — Participation in the 1990 Incentive Plan” below. Therefore, the number of future option grants to officers and employees under the 1990 Incentive Plan cannot be determined with specificity at this time. The 1990 Incentive Plan does, however, limit the number of shares subject to an option that may be granted to any employee in any one fiscal year. The annual limit is 4,800,000 shares per employee, except with respect to newly-hired employees, who may receive a one-time grant of up to 6,400,000 shares upon acceptance of employment with Sun.

Stock appreciation rights

The Committee may grant non-transferable SARs in connection with related options. SARs entitle the holder to receive, upon exercise, an amount of cash, Sun common stock (as determined by the Committee) or both, equal in value to the excess of the fair market value of the shares covered by the SAR on the date of exercise over the aggregate exercise price of the related option for such shares. The exercise of an SAR results in cancellation of the related option or, conversely, the exercise of the related option will result in cancellation of the SAR. A SAR may only be exercised to the extent that the underlying option is exercisable and only when the fair market value of Sun common stock exceeds the exercise price of the option underlying the SAR. During fiscal 2002, 85,050 SARs were granted under the 1990 Incentive Plan and 176,100 SARs with a market value of $607,545 and a weighted average price per share of $20.44 were outstanding as of September 3, 2002. Primarily, these SARs are granted to employees in countries where stock options or restricted stock are not allowed or practical.

Stock purchase rights

The Committee may grant participants stock purchase rights (i.e., restricted stock) to purchase Sun common stock for limited periods of up to 60 days under such terms, conditions and restrictions as the Committee may apply. Stock purchase rights may be granted alone, in addition to, or in tandem with, other awards under the 1990 Incentive Plan and/or cash awards made outside of the 1990 Incentive Plan. In the case of participants who are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the stock purchase rights may not be granted at a price higher than $0.00067 per share, the par value of Sun’s common stock.

Sun has the right to repurchase the Sun common stock acquired by a purchaser in the event of the voluntary or involuntary termination of the employment of the purchaser. Sun’s right to repurchase its stock lapses over time, and stock that is no longer subject to Sun’s right of repurchase is vested. There are limits on how quickly the stock acquired pursuant to stock purchase rights may vest. Generally, restricted stock may not vest earlier than 2 1/2 years from the date of grant as to 50% of the shares subject to the grant, and as to the remaining unvested shares subject to the grant, not earlier than 5 years after the date of grant. The Committee may exercise its repurchase rights at its discretion with regard to stock purchase rights granted from the special reserve described above under “Stock options.” In addition, the vesting restrictions on such stock purchase rights are determined at the Committee’s discretion.

The granting of stock purchase rights under the 1990 Incentive Plan is subjective and is tied to an employee’s individual performance. These rights are most commonly granted to new key employees and, less frequently, to officers to reward extraordinary performance or to aid in retention. See “Report of the Leadership Development and Compensation Committee of the Board on Executive Compensation.” Because the Committee has discretion to select the participants, the actual number of employees who will receive stock purchase rights during any particular fiscal year cannot be determined in advance.

Long-term performance awards

Long-term performance awards may also be granted under the 1990 Incentive Plan. Long-term performance awards are bonus awards that are payable in cash or Sun common stock, and they are based on criteria that the Committee believes to be appropriate. These criteria include certain performance factors relating to Sun and its subsidiaries, as well as performance goals for the individual to be considered for the award, and may vary from participant to participant, group to group, and period to period.

No long-term performance awards were granted under the 1990 Incentive Plan during fiscal 2002.

Capital changes

In the event dividends are payable in common stock or in the event there are splits, subdivisions or combinations of shares of our common stock, the number of shares available under the 1990 Incentive Plan shall be increased or decreased proportionately, as the case may be, and the number of shares of our common stock deliverable in connection with any option, SAR, stock purchase right or long-term performance award previously granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price (where applicable).

Merger, asset sale, liquidation

In the event Sun merges or consolidates with another corporation and Sun is not the surviving corporation, or in the event the property or stock of Sun is acquired by another corporation or in the event Sun liquidates, outstanding options, SARs, stock purchase rights and long-term awards will be assumed or substituted or notice will be given to a holder of such an award that the award must be exercised within 30 days of the date of such notice or the award will terminate.

Amendment and termination

The 1990 Incentive Plan may be amended, altered or discontinued at any time. However, any such amendment, alteration or discontinuation may not adversely affect any outstanding stock options, SARs, stock purchase rights, or long-term performance awards unless the recipient of such award consents in writing to such a modification. The 1990 Incentive Plan will remain effective until terminated by the Board of Directors, however, ISOs cannot be granted under the plan beyond October 15, 2010.

Subject to the specific terms of the 1990 Incentive Plan described above, the Committee may accelerate any award or option or waive any conditions or restrictions pertaining to such award or option at any time. In addition, to the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or Section 422 of the Code (or any other applicable law or regulation), Sun will obtain stockholder approval of any 1990 Incentive Plan amendment in such a manner and to such a degree as is required by applicable law.

Summary of Certain Income Tax Information

The following is only a brief summary of the effect of federal income taxation on the recipient of an award and Sun under the 1990 Incentive Plan. This summary is not exhaustive and does not discuss the income tax laws of any municipality, state or country outside of the United States in which a recipient of an award may reside.

Stock options

If an option granted under the 1990 Incentive Plan is an ISO, the optionee will recognize no income upon grant of the ISO and will incur no tax liability upon exercise unless the optionee is subject to the alternative minimum tax. Sun will not be permitted a deduction for federal income tax purposes due to an exercise of an ISO regardless of the applicability of the alternative minimum tax, unless the exercise constitutes a disqualifying disposition of the ISO. Upon the sale or exchange of the shares at least two years after grant of the ISO and one year after exercise by the optionee, any gain (or loss) will be treated as long-term capital gain (or loss). If these holding periods are not satisfied (i.e., a disqualifying disposition occurs), the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. Sun will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain (or loss) recognized on a disqualifying disposition of the shares in excess of the amount treated as ordinary income will be characterized as capital gain (or loss).

All options that do not qualify as ISOs are taxed as NSOs. An optionee will recognize no income upon grant of an NSO. However, upon the exercise of an NSO, the optionee will recognize ordinary income measured by the excess of the fair market value of the shares over the option price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of Sun will be subject to tax withholding by Sun. Upon the sale of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain (or loss). Sun will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of an NSO.

Stock appreciation rights

A recipient will not recognize any taxable income in connection with the grant of an SAR in connection with a stock option. On exercise of an SAR, the recipient will generally recognize ordinary income in the year of exercise in an amount equal to the difference between the exercise price (if any) of the SAR and the fair market value of the SAR (computed with reference to the Sun common stock) at the time of exercise. If the recipient is an employee, such amount will be subject to withholding by Sun. Sun will be entitled to a tax deduction in the amount and at the time the recipient recognizes ordinary income with respect to the SAR.

If the recipient receives shares of Sun common stock upon exercise of an SAR, the tax consequences on the purchase and sale of such shares will be the same as those discussed above for NSOs.

Stock purchase rights

Stock purchase rights generally will be subject to the tax consequences discussed above for NSOs.

Long-term performance award

A recipient generally will not recognize any taxable income in connection with the grant of a long-term performance award that is in the form of Sun common stock. At the time the stock performance award vests (unless a Section 83(b) election is timely filed at the time of grant), the recipient will generally recognize ordinary income in an amount equal to the fair market value of the award (computed with reference to Sun common stock) at the time of vesting. If the recipient is an employee, any amount included in income will be subject to withholding by Sun. As a general rule, Sun will be entitled to a tax deduction in the amount and at the time the employee recipient recognizes ordinary income with respect to the long-term performance award included as ordinary income by the recipient. In the event a long-term performance award constitutes cash, the award must be included in the gross income of the recipient in the year of receipt and Sun is entitled to a deduction if the recipient is an employee.

Capital gains

Capital gains are grouped and netted by holding periods. Net capital gains on capital assets held for 12 months or less are taxed at the individual’s federal ordinary income tax rate. Net capital gains on capital assets held for more than 12 months are taxed at a maximum federal rate of 20%. Capital losses associated with the disposition of a capital asset are allowed in full against capital gains and up to $3,000 against ordinary income.

Deductibility of executive compensation

Special rules limit the deductibility of compensation paid to Sun’s Chief Executive Officer and next four most highly compensated executive officers. Under Section 162(m) of the Code, the annual compensation paid to each of these executives may not be deductible to the extent that their compensation exceeds $1 million. However, Sun is able to preserve the deductibility of compensation over $1 million if the requirements for deductibility under Section 162(m) are satisfied. The 1990 Incentive Plan has been designed to permit certain stock options granted under the 1990 Incentive Plan to satisfy the conditions of Section 162(m).

Participation in the 1990 Incentive Plan

The grant of options, SARs, stock purchase rights and long-term performance awards under the 1990 Incentive Plan to employees, including the officers named in the Summary Compensation Table, is subject to the discretion of the Committee. As of the date of this proxy statement, there has been no determination by the Board with respect to future awards under the 1990 Incentive Plan. Accordingly, future awards are not determinable at this time. Non-employee directors are not eligible to participate in the 1990 Incentive Plan. As of September 3, 2002, the fair market value of Sun’s common stock was $3.45 per share, which was the closing price reported by The Nasdaq National Market. Please refer to the table below for more detail regarding participation in the 1990 Incentive Plan.

Option grant table

The following table summarizes options, stock purchase rights and SARs granted during fiscal year 2002 to:

•	the executive officers named in the Summary Compensation Table;

•	all current executive officers as a group;

•	all current directors who are not executive officers as a group; and

•	all other employees as a group.

AMENDED PLAN BENEFITS

1990 LONG-TERM EQUITY INCENTIVE PLAN

	Securities	Weighted Average
	Underlying Awards	Exercise Price
Name and Position of Individual	Granted(#)	Per Share($/sh)

Scott G. McNealy	3,500,200	$10.98
Chairman of the Board of Directors, President and Chief Executive Officer
Edward J. Zander	200	9.14
Former President and Chief Operating Officer
Masood A. Jabbar	300,200	8.91
Former Executive Vice President, Global Sales Operations
Michael E. Lehman	200	9.14
Former Executive Vice President, Corporate Resources and Chief Financial Officer
John C. Shoemaker	200	9.14
Former Executive Vice President, Computer Systems
All current executive officers as a group	9,118,600	9.70
All current directors who are not executive officers as a group	—	—
All other employees (including all current officers who are not executive officers) as a group	109,096,744	9.04

Securities authorized for issuance under equity compensation plans

Equity Compensation Plan Information

The following table provides information as of June 30, 2002 about our common stock that may be issued upon the exercise of options, warrants and rights granted to employees, consultants or members of our Board of Directors under all of our existing equity compensation plans, including the 1990 Employee Stock Purchase Plan (ESPP), the 1990 Incentive Plan, 1997 Stock Option Plan for French Employees, the 1989 French

Stock Option Plan (French ESPP), the 1988 Directors’ Stock Option Plan (Directors’ Plan) and the Equity Compensation Acquisition Plan (ECAP Plan), each as amended, as well as options assumed in acquisitions.

			Number of Securities
			Remaining Available
			for Future Issuance
	Number of Securities to	Weighted Average	Under Equity
	be Issued upon Exercise	Exercise Price of	Compensation Plans
	of Outstanding Options,	Outstanding Options,	(Excluding Securities
	Warrants and Rights	Warrants and Rights	Reflected in
Plan Category	(#)(a)	($)(b)	Column(a))(#)(c)

Equity compensation plans approved by security holders(1)	541,007,129	$15.90	319,352,373	(2)
Equity compensation plans not approved by security holders(3)	8,136,639	13.67	34,588,081	(4)(5)
Total	549,143,768	15.87	353,940,454

(1)	Number of securities to be issued and available for future issuance under our 1990 Incentive Plan, Directors’ Plan and 1997 Stock Option Plan for French Employees.

(2)	This number of shares includes 94,816,385 shares of our common stock reserved under our ESPP for future issuance.

(3)	Number of securities to be issued and available for future issuance under our ECAP Plan.

(4)	This number of shares includes 471,600 shares of our common stock reserved under our French ESPP. This number of shares does not include outstanding options to purchase 7,153,624 shares of our common stock or 12,619 warrants exercisable for our common stock assumed through various mergers and acquisitions. At June 30, 2002, these assumed options had a weighted average exercise price of $14.78 per share and the assumed warrants had an exercise price of $8.88 per share. In the event that any such assumed option or warrant is not exercised, no further option or warrant to purchase shares of our common stock will be issued in place of such unexercised option or warrant.

(5)	Includes an increase to the number of shares reserved under the ECAP of 15,000,000 shares approved by our Board of Directors on July 25, 2002.

Equity Compensation Acquisition Plan

In April 1996, the Board of Directors approved the ECAP Plan. The ECAP Plan has not been submitted to our stockholders for approval. A total of 54,360,000 shares are reserved for issuance under the ECAP Plan. A brief summary of the ECAP Plan follows.

Purpose

The purposes of the ECAP Plan are to:

•	attract and retain the best available personnel;

•	provide additional incentive to eligible employees and consultants; and

•	promote the success of Sun’s business.

Eligibility

Employees and consultants of Sun and its subsidiaries are eligible to receive awards under the ECAP Plan. However, officers and members of Sun’s Board of Directors are not eligible to receive awards under the ECAP Plan.

Administration

The ECAP Plan is administered by our Leadership Development and Compensation Committee. The Committee has the authority to construe and interpret the ECAP Plan, to prescribe, amend and rescind rules and regulations relating to the ECAP Plan, and to make all other determinations necessary or advisable for the administration of the ECAP Plan. Members of the Committee (which is comprised of members of our Board of Directors) receive no additional compensation for their administration of the ECAP Plan.

Stock options

The ECAP Plan permits the granting of nonstatutory stock options (NSOs). Incentive Stock Options may not be granted under the ECAP Plan.

The ECAP Plan provides that the exercise price for each share covered by an NSO shall be determined by the Committee.

The Committee is responsible for establishing the terms and conditions applicable to NSOs. NSOs may vest and be exercisable over a period of time, and their exercisability may be accelerated by the Committee in their discretion.

The exercise price of NSOs granted under the ECAP Plan may be paid for by the following methods:

•	cash;

•	check;

•	promissory note;

•	Sun common stock with a fair market value on the exercise date equal to the aggregate exercise price of the options; or

•	any other consideration and method of payment to the extent allowed under applicable laws.

The Board may authorize Sun to accept payment by any combination of the methods stated above. Sun will accept as payment the delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to Sun the amount of sale or loan proceeds required to pay the exercise price.

Under the ECAP Plan, if an optionee’s employment or consultancy terminates for any reason (other than death or disability), the optionee may exercise his or her option within such period of time from the date of such termination as is determined by the Committee. Generally, this period of time may not exceed 90 days. In the event of an optionee’s death or disability, an option may be exercised for a period of six months from the date of termination due to disability or from the date of death.

Stock purchase rights

Stock purchase rights or restricted stock may also be granted under the ECAP Plan. Stock purchase rights may be granted alone, in addition to, or in tandem with, other awards under the ECAP Plan.

Sun has the right to repurchase Sun common stock acquired by a purchaser in the event of the voluntary or involuntary termination of the employment or consultancy of the purchaser. Sun’s right to repurchase its stock lapses over time, and stock that is no longer subject to Sun’s right of repurchase is vested.

Capital changes

The number of shares available for future grant and the number of shares previously granted pursuant to the ECAP Plan (and if applicable, the exercise price or purchase price) are subject to adjustment for a stock split, reverse stock split, stock dividend, combination or reclassification where such adjustment is effected without the receipt of consideration.

Dissolution or liquidation

In the event of the proposed dissolution or liquidation of Sun, the Committee may, in its discretion, provide for an optionee to have the right to exercise his or her NSO, including shares that are not otherwise exercisable, until 10 days prior to such dissolution or liquidation. In addition, the Committee may provide that any Sun repurchase right shall lapse as to all shares that remain subject to such repurchase right.

Merger or asset sale

In the event of a merger of Sun with or into another corporation or the sale of substantially all of Sun’s assets, each outstanding NSO and stock purchase right will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. If the successor corporation refuses to assume or substitute for the NSO or stock purchase right, the optionee or purchaser (as the case may be) will fully vest in and have the right to exercise all of the shares under the NSO grant or Sun’s repurchase right with respect to all of the restricted stock purchased by the purchaser shall fully lapse.

Amendment and termination

The ECAP Plan may be amended, altered, suspended or terminated at any time. However, any such amendment, alteration, suspension or termination of the ECAP Plan may not adversely affect any outstanding awards unless the recipient of such award consents to such modification in writing.

1989 French Stock Option Plan

In February 1989, the Board of Directors approved the Sun Microsystems, Inc. 1989 French Stock Option Plan (French ESPP). The French ESPP has not been submitted to our stockholders for approval. A total of 1,120,000 shares are reserved for issuance under the French ESPP. A brief summary of the French ESPP follows.

Purpose

The purpose of the French ESPP is to provide employees of Sun Microsystems France S.A. and Sun’s other designated subsidiaries with an opportunity to purchase Sun common stock through accumulated payroll deductions.

Administration

The French ESPP is administered by our Leadership Development and Compensation Committee. The Committee has the authority to construe and interpret the French ESPP, to prescribe, amend and rescind rules and regulations relating to the French ESPP, and to make all other determinations necessary or advisable for the administration of the French ESPP. Members of the Committee receive no additional compensation for their administration of the French ESPP.

Offering periods

The French ESPP has a series of consecutive 6 month offering periods with a new offering period commencing on November 1 and May 1 of each year. The Board of Directors has the power to alter the duration of the offering periods if such change is announced at least 15 days prior to the scheduled beginning of the first offering period to be effected by such change.

Eligibility

Any employee employed by Sun Microsystems France S.A. or a designated subsidiary on a given enrollment date shall be eligible to participate in the French ESPP. Employees will not be granted an option to purchase Sun common stock under the French ESPP (i) if immediately after the commencement of an offering, the employee owns stock or holds outstanding options to purchase stock representing 5 percent or more of the total combined voting power or value of all classes of Sun stock or the stock of a Sun subsidiary or (ii) the employee’s rights to purchase stock under the French ESPP (and all other similar Sun plans or plans of Sun’s subsidiaries) accrue at a rate that exceeds $25,000 worth of Sun common stock (determined using the fair market value of Sun common stock on the date the option is granted) for each calendar year in which such option is outstanding at any time.

Payment of purchase price; payroll deductions

The purchase price of the shares is accumulated by payroll deductions during the offering period. Payroll deductions may not exceed 10 percent of a participant’s compensation received on each pay day during the offering period and may not exceed 10 percent of the aggregate of the participant’s compensation received during the offering period. A participant is generally permitted to discontinue payroll deductions, but is not permitted to increase or decrease payroll deductions during an offering period. The purchase price per share of Sun common stock offered in a given offering period is the lesser of 85 percent of the fair market value of a share of Sun common stock on the enrollment date (which is the first day of the offering period) or 85 percent of the fair market value of a share of Sun common stock on the exercise date (which is the last day of the offering period).

Purchase of stock; exercise of option

Each eligible employee participating in an offering period is granted an option to purchase on the exercise date up to a number of shares of Sun common stock determined by dividing the employee’s accumulated payroll deductions accumulated during the offering period by the option price (which is 85 percent of the fair market value of Sun common stock, as described in the preceding paragraph). However, the maximum number of shares that an eligible employee may purchase during an offering period is capped at a number determined by dividing $12,500 by the fair market value of a share of Sun common stock on the enrollment date. The option is automatically exercised on the exercise date, which is the last day of the offering period.

Withdrawal

A participant may withdraw all but not less than all accumulated payroll deductions at any time during an offering period. Accumulated payroll deductions will be paid promptly to the participant.

Termination of employment

Termination of a participant’s employment for any reason, including retirement or death, cancels his or her participation in the French ESPP immediately. Any accumulated and unused payroll deductions will be returned to the participant, or in the event of the participant’s death to the person entitled to such accumulated payroll deductions.

Capital changes

In the event of any changes in Sun’s capitalization, such as stock splits or stock dividends, resulting in an increase or decrease in the number of shares of Sun common stock, effected without receipt of consideration by Sun, appropriate adjustments will be made in the number of shares subject to the option and to the purchase price per share.

Dissolution or liquidation

In the event of the proposed dissolution or liquidation of Sun, the offering period then underway will terminate immediately prior to such proposed dissolution or liquidation.

Merger or change of control

In the event of a proposed sale of all or substantially all of the assets of Sun, or the merger of Sun with or into another corporation, each option under the French ESPP shall be assumed or an equivalent option shall be substituted by the successor corporation, unless the Board determines that participants in the French ESPP shall have the right to exercise the option as to all shares subject to such option, including as to shares that would not have otherwise been exercisable.

Amendment and termination

The French ESPP may be amended, altered, suspended or terminated at any time. Any such amendment, alteration, suspension or termination of the French ESPP may not adversely affect any outstanding options, provided that an offering period may be terminated by the Board on any exercise date if the Board determines it is in the best interests of Sun and its stockholders.

Vote required

The affirmative vote of a majority of the votes cast affirmatively or negatively on this proposal at the Annual Meeting is necessary to approve the amendment to the 1990 Incentive Plan. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have no effect on the vote. If you hold your shares through a broker, bank or other nominee and you do not instruct them on how to vote on this proposal, your broker may have authority to vote your shares. However, the New York Stock Exchange has proposed new regulations that would prohibit brokers or other nominees that are NYSE member organizations from voting in favor of proposals relating to equity compensation plans unless they receive instructions from the beneficial owner of the shares to vote in that manner. This new rule may become effective before the Annual Meeting, in which case, for shares held through a broker or other nominee who is an NYSE member organization, your shares will only be voted in favor of this proposal if you have provided voting instructions to your broker or other nominee to vote your shares in favor of this proposal. If the Securities and Exchange Commission does not approve this rule before our Annual Meeting, then your broker may vote your shares. If the amendment to the 1990 Incentive Plan is not approved, the current 1990 Incentive Plan will remain in effect, and the total number of shares reserved for issuance under the plan will not be increased.

Board recommendation

The Board of Directors recommends that you vote “FOR” the amendment to the 1990 Long-Term Equity Incentive Plan increasing the authorized shares from 1,167,475,000 to 1,287,475,000.

PROPOSAL 3

STOCKHOLDER PROPOSAL

We received a stockholder proposal this year. This proposal is substantially identical to the proposal we received last year and included in our 2001 Proxy Statement. The author and proponent of the following stockholder resolution is John Harrington, c/o Harrington Investments, Inc., P.O. Box 6108, Napa, CA 94581-1108. The proponent has requested that we include the following proposal and supporting statement in this proxy statement. The proponent beneficially owns 1,000 shares of our common stock. The stockholder proposal is quoted verbatim in italics, below. For the reasons stated in our response, which follows the stockholder proposal, our Board of Directors strongly recommends that you vote “AGAINST” the stockholder proposal.

Proponent’s proposal

“CHINA BUSINESS PRINCIPLES FOR RIGHTS OF WORKERS IN CHINA

WHEREAS: our company’s business practices in China respect human and labor rights of workers. The eleven principles below were designed to commit a company to a widely accepted and thorough set of human and labor rights standards for China. They were defined by the International Labor Organization and the United Nations Covenants on Economic, Social & Cultural Rights, and Civil & Political Rights. They have been signed by the Chinese government and China’s national laws.

(1)     No goods or products produced within our company’s facilities or those of suppliers shall be manufactured by bonded labor, forced labor, within prison camps or as part of reform-through-labor or reeducation-through-labor programs.

(2)     Our facilities and suppliers shall adhere to wages that meet workers’ basic needs, fair and decent working hours, and at a minimum, to the wage and hour guidelines provided by China’s national labor laws.

(3)     Our facilities and suppliers shall prohibit the use of corporal punishment, any physical, sexual or verbal abuse or harassment of workers.

(4)     Our facilities and suppliers shall use production methods that do not negatively affect the worker’s occupational safety and health.

(5)     Our facilities and suppliers shall not call on police or military to enter their premises to prevent workers from exercising their rights.

(6)     We shall undertake to promote the following freedoms among our employees and the employees of our suppliers: freedom of association and assembly, including the rights to form unions and bargain collectively; freedom of expression, and freedom from arbitrary arrest or detention.

(7)     Company employees and those of our suppliers shall not face discrimination in hiring, remuneration or promotion based on age, gender, marital status, pregnancy, ethnicity, region of origin, labor, political or religious activity, or on involvement in demonstrations, past records of arrests or internal exile for peaceful protest, or membership in organizations committed to non-violent social or political change.

(8)     Our facilities and suppliers shall use environmentally responsible methods of production that have minimum adverse impact on land, air and water quality.

(9)     Our facilities and suppliers shall prohibit child labor, at a minimum comply with guidelines on minimum age for employment within China’s national labor laws.

(10) We will not sell or provide products or technology in China that can be used to commit human rights violations or labor rights abuse.

(11) We will issue annual statements to the China Working Group detailing our efforts to uphold these principles and to promote these basic freedoms.

RESOLVED: Stockholders request the Board of Directors to make all possible lawful efforts to implement and/or increase activity on each of the principles named above in the People’s Republic of China.

SUPPORTING STATEMENT: As U.S. companies import more goods, consumer and shareholder concern is growing about working conditions in China that fall below basic standards of fair and humane treatment. We hope that our company can prove to be a leader in its industry and embrace these principles.”

The Board of Directors’ response

Our Board of Directors unanimously recommends a vote “AGAINST” the proposal for the following reasons:

As we previously stated, this proposal is substantially identical to the proposal we received last year and included in our 2001 Proxy Statement. Less than 15% of the shares voting on this proposal voted in favor of the proposal; however, the proponent may submit it again because the proposal received more than 3% of the vote. While Sun continues to demonstrate the general intent of the China Business Principles, after careful review of the proposal and our practices in China, Sun, similar to last year, opposes the adoption of this stockholder proposal for the following reasons:

•	it interferes with Sun’s ability to manage complex and sensitive issues related to our operations in China;

•	our current policies provide an appropriately comparable level of protections sought by the proposal; and

•	compliance with the proposal is difficult to measure, time-consuming, costly and would result in a diversion of resources from other equally important issues affecting the company.

As we stated in our 2001 Proxy Statement, we have consistently demonstrated our commitment to our employees and the environment. We are a socially responsible company supporting human rights for workers, not only in China, but also all over the world. We are committed to just, open-minded and non-discriminatory labor practices and environmental responsibility. Our existing labor and environmental policies and practices worldwide show that we take this responsibility seriously.

While the areas being addressed by this proposal are legitimate concerns, these issues are extremely sensitive and complex and affect the way we conduct our business on a day-to-day basis. For example, the operation of our business in China and elsewhere in the world often depends on complicated relationships with suppliers and other third parties. These types of business conduct issues deserve the highest level of management attention and are therefore more appropriately handled by our management, not by broad and sweeping outside policies. We are confident that our management is addressing the problems that are the focus of this proposal to the best of our abilities.

Our business in China primarily involves the sale of products and/or services and we have no manufacturing facilities in China. We are committed to operating in full compliance with applicable laws in every country where we conduct business, including China. It is part of our business practice to adhere to hundreds of local, state, federal and international laws and regulations on labor and environmental matters, none of which are superseded by the China principles. Our current form of agreement with our suppliers requires those suppliers to comply with all laws and regulations applicable to the manufacture and sale of products. We have also adopted internal policies and standards of business conduct to ensure compliance with the laws of the numerous countries in which we operate. In addition, we maintain strong policies designed to promote a healthy environment, prohibit harassment, and prohibit discrimination on the basis of race, age, gender, or national origin. All of these policies have proven effective and provide uniformity for our worldwide operations, including those in China and provide an appropriately comparable level of protection to employees sought by the proposed principles. In addition, recent developments in trade relations with China are expected to have an influence on the conditions under which American companies conduct business in China. We cite two related developments in particular. First, China has taken on extensive new obligations pursuant to its recent admission to the World Trade Organization. Second, Congress passed legislation that confers upon China permanent normal trade relations status and that has been signed into law. This legislation also provides for the establishment of a Congressional-Executive Commission to monitor the status of human rights in China.

Compliance with the principles in the proposal would be difficult to measure, time-consuming and costly and would result in a diversion of resources and draw attention away from other equally important issues affecting the company. The principles proposed are vague and they impose requirements that are unclear and are so sweeping in nature as to make compliance difficult or impossible to assess. For example, the proposal calls for wages that meet workers’ “basic needs” or the use of production methods that have “minimum adverse impact on land, air and water quality.” In some cases, the principles are beyond our ability to implement as they relate to functions of various Chinese governments, such as prohibiting police or military presence and promoting freedom from arbitrary arrest or detention, or they would require that we engage in or endorse actions which are illegal under local law, such as collective bargaining. We could also find ourselves being required to generate a set of very complex and detailed reports relating to third party relationships or activities. All of these efforts would result in a diversion of resources from other equally important issues affecting Sun.

Finally, we believe it is not in your best interest as a stockholder to grant undue influence to individuals or groups that have no major stake in our business and/or no governmental legitimacy.

For the reasons stated above, the Board of Directors unanimously recommends a vote “AGAINST” approval of the stockholder proposal regarding China Business Principles for Rights of Workers in China.

Vote required

Approval of this stockholder proposal requires the affirmative vote of a majority of the votes cast affirmatively or negatively on this proposal at the Annual Meeting. If you grant us a proxy for your shares, we will vote them “AGAINST” the stockholder proposal unless you specify that your shares be voted in a different manner. If you hold shares in your own name and abstain from voting on this matter, your abstention will have no effect on the vote. If you hold your shares through a broker, bank or other nominee and you do not instruct them on how to vote on this proposal, your broker may have authority to vote your shares.

Board recommendation

The Board of Directors unanimously recommends that you vote “AGAINST” Proposal 3.

NOTICE OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has selected Ernst & Young LLP, independent auditors, to audit our consolidated financial statements for fiscal 2003. Ernst & Young LLP has served as Sun’s independent auditors since 1982. The Audit Committee has approved all non-audit services provided by Ernst & Young LLP. The Audit Committee may appoint new independent auditors at any time during the fiscal year if the Audit Committee believes that to be in the best interests of Sun and our stockholders. A member of Ernst & Young LLP will be present at the meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions you may ask.

For the fiscal year ending June 30, 2002, fees for services provided by Ernst & Young LLP were as follows (in millions):

Audit fees (includes quarterly reviews)	$2.1
Financial information systems design and implementation fees	—
All other fees(1)	9.3

Total	$11.4

(1)	Represents primarily statutory audits, expatriate tax services, international and U.S. tax planning and compliance services and tax due diligence for acquisitions.

The Audit Committee considered and determined that the provision of non-audit services provided by Ernst & Young LLP is compatible with maintaining the firm’s independence.

Stockholder proposals and nominations for the 2003 annual meeting

Proposals that you seek to have included in the proxy statement for our 2003 annual meeting must be received by the Secretary of Sun no later than June 2, 2003.

If you intend to present a proposal at our 2003 annual meeting, but you do not intend to have it included in our 2003 proxy statement, your proposal must be delivered to the Secretary of Sun no later than August 1, 2003 and no earlier than July 2, 2003. If the date of our 2003 annual meeting is more than 30 calendar days before or after the date of our 2002 annual meeting, your proposal must be delivered by the close of business on the tenth day following the day we publicly announce the date of the 2003 annual meeting.

Dated: September 30, 2002

Map and Driving Directions to Sun’s Santa Clara Campus

From San Francisco, going south:

Take 101 South;

Take San Tomas/Montague Expressway exit and follow the exit for Montague Expressway (east);
Turn right on ramp to Lafayette Street;
Drive 0.3 miles and turn right on Palm Drive.

From San Jose, going north:

Take 101 North;

Take San Tomas/Montague Expressway exit and follow the exit for Montague Expressway (east);
Turn right on ramp to Lafayette Street;
Drive 0.3 miles and turn right on Palm Drive.

464-PS-02

Annex A

SUN MICROSYSTEMS, INC.

1990 LONG-TERM EQUITY INCENTIVE PLAN

(Amended as of September 17, 2002)

     1. Purpose of the Plan. The purpose of the Sun Microsystems, Inc. 1990 Long-Term Equity Incentive Plan is to enable Sun Microsystems, Inc. to provide an incentive to eligible employees, consultants and Officers whose present and potential contributions are important to the continued success of the Company, to afford them an opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain in its employ the best available talent for the successful conduct of its business. It is intended that this purpose will be effected through the granting of (a) stock options, (b) stock purchase rights, (c) stock appreciation rights, and (d) long-term performance awards.

     2. Definitions. As used herein, the following definitions shall apply:

          (a) “Board” means the Board of Directors of the Company.

          (b) “Code” means the Internal Revenue Code of 1986, as amended.

          (c) “Committee” means the Committee or Committees referred to in Section 5 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

          (d) “Common Stock” means the Common Stock, $0.00067 par value (as adjusted from time to time), of the Company.

          (e) “Company” means Sun Microsystems, Inc., a corporation organized under the laws of the state of Delaware, or any successor corporation.

          (f) “Director” means a member of the Board.

          (g) “Disability” means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

          (h) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

          (i) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

               (i) the last reported sale price of the Common Stock of the Company on the NASDAQ National Market System or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices, or

               (ii) if such Common Stock shall then be listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or

               (iii) if such Common Stock shall not be quoted on such National Market System nor listed or admitted to trading on a national securities exchange, then the average of the closing bid and asked prices, as reported by The Wall Street Journal for the over-the-counter market, or

               (iv) if none of the foregoing is applicable, then the Fair Market Value of a share of Common Stock shall be determined by the Board in its discretion.

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          (j) “Incentive Stock Option” means an Option intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

          (k) “Long-Term Performance Award” means an award under Section 10 below. A Long-Term Performance Award shall permit the recipient to receive a cash or stock bonus (as determined by the Committee) upon satisfaction of such performance factors as are set out in the recipient’s individual grant. Long-Term Performance Awards will be based upon the achievement of Company, Subsidiary and/or individual performance factors or upon such other criteria as the Committee may deem appropriate.

          (l) “Nonstatutory Stock Option” means any Option that is not an Incentive Stock Option.

          (m) “Officer” means an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (n) “Option” means any option to purchase shares of Common Stock granted pursuant to Section 7 below.

          (o) “Plan” means this 1990 Long-Term Equity Incentive Plan, as hereinafter amended from time to time.

          (p) “Restricted Stock” means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 9 below.

          (q) “Right” means and includes Stock Appreciation Rights and Stock Purchase Rights granted pursuant to the Plan.

          (r) “Special Reserve” means a number of shares reserved and available for issuance under the terms of the Plan equal to 3% of the total shares reserved under the Plan as determined by and set forth under Section 4 below as such section may be amended from time to time in accordance with the terms of this Plan.

          (s) “Stock Appreciation Right” means an award made pursuant to Section 8 below, which right permits the recipient to receive an amount of Common Stock or cash equal in value to the difference between the Fair Market Value of Common Stock on the date of grant of the Option and the Fair Market Value of Common Stock on the date of exercise of the Stock Appreciation Right.

          (t) “Stock Purchase Right” means the right to purchase Common Stock pursuant to a restricted stock purchase agreement entered into between the Company and the purchaser under Section 9 below.

          (u) “Subsidiary” means a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or by a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or by a Subsidiary.

          In addition, the term “Rule 16b-3”, and the term “Performance Period” shall have the meanings set forth in Section 5(a), and Section 10, respectively.

     3. Eligible Participants. Any Officer, consultant, or other employee of the Company or of a Subsidiary whom the Committee deems to have the potential to contribute to the future success of the Company shall be eligible to receive awards under the Plan; provided, however, that any Options intended to qualify as Incentive Stock Options shall be granted only to employees of the Company or its Subsidiaries.

     4. Stock Subject to the Plan. Subject to Sections 11 and 12, the total number of shares of Common Stock reserved and available for distribution pursuant to the Plan shall be

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1,287,475,000 shares. The shares may be authorized, but unissued, or reacquired Common Stock. Subject to Sections 11 and 12 below, if any shares of Common Stock that have been optioned under an Option cease to be subject to such Option (other than through exercise of the Option), or if any Right, Option or Long-Term Performance Award granted hereunder is forfeited or any such award otherwise terminates prior to the issuance to the participant of Common Stock, the shares (if any) that were reserved for issuance pursuant to such Right, Option or Long-Term Performance Award shall again be available for distribution in connection with future awards or Option grants under the Plan; provided, however, that shares of Common Stock that have actually been issued under the Plan, whether upon exercise of an Option or Right or in satisfaction of a Long-Term Performance Award, shall not in any event be returned to the Plan and shall not become available for future distribution under the Plan.

     5. Administration.

          (a) Procedure.

               (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of service providers.

               (ii) Section 162(m). To the extent that a Committee determines it to be desirable to qualify awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee consisting solely of two or more “outside directors” within the meaning of Section 162(m) of the Code.

               (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

               (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board, or (B) a Committee, which committee shall be constituted to satisfy applicable securities laws, Delaware corporate law and the Code.

          (b) Authority. A Committee, if there be one, shall have full power to implement and carry out the Plan, subject to the general purposes, terms, and conditions of the Plan and to the direction of the Board (including the specific duties delegated by the Board to such Committee), which power shall include, but not be limited to, the following:

               (i) to select the Officers, consultants and other employees of the Company and/or its Subsidiaries to whom Options, Rights and/or Long-Term Performance Awards may from time to time be granted hereunder;

               (ii) to determine whether and to what extent Options, Rights and/or Long-Term Performance Awards, or any combination thereof, are granted hereunder;

               (iii) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

               (iv) to approve forms of agreement for use under the Plan;

               (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion);

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               (vi) to determine whether and under what circumstances an Option may be settled in cash or Restricted Stock under Section 7(j) instead of Common Stock;

               (vii) to determine the form of payment that will be acceptable consideration for exercise of an Option or Right granted under the Plan;

               (viii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

               (ix) to reduce the exercise price of any Option or Right;

               (x) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Rights; and

               (xi) to allow participants to satisfy withholding tax obligations by electing to have the Company withhold from the shares of Common Stock to be issued upon exercise of an award that number of shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a participant to have shares withheld for this purpose shall be made in such form and under such conditions as the Committee may deem necessary or advisable and shall be subject to the consent or disapproval of the Committee.

          The Committee shall have the authority to construe and interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

     6. Duration of the Plan. The Plan shall remain in effect until terminated by the Board under the terms of the Plan, provided that in no event may Incentive Stock Options be granted under the Plan later than October 15, 2010.

     7. Stock Options. The Committee, in its discretion, may grant Options to eligible participants and shall determine whether such Options shall be Incentive Stock Options or Nonstatutory Stock Options. Each Option shall be evidenced by a written Option agreement which shall expressly identify the Option as an Incentive Stock Option or as a Nonstatutory Stock Option, and be in such form and contain such provisions as the Committee shall from time to time deem appropriate. Without limiting the foregoing, the Committee may, at any time, or from time to time, authorize the Company, with the consent of the respective recipients, to issue new Options including Options in exchange for the surrender and cancellation of any or all outstanding Options or Rights. Option agreements shall contain the following terms and conditions:

          (a) Exercise Price; Number of Shares. The exercise price of the Option, which shall be approved by the Committee, must be equal to or greater than the Fair Market Value of the Common Stock at the time the Option is granted; provided, however, that in the case of a Nonstatutory Stock Option, the price may be less than (but no less than 85%) of the Fair Market Value of the Common Stock on the date the Option is granted, if such Option is granted, in the discretion of the Board or Committee, as the case may be, expressly in lieu of a reasonable amount of salary or compensation due the recipient of the Option. In addition, Nonstatutory Stock Options may be granted at an exercise price less than Fair Market Value of the Common

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Stock at the time the Option is granted, provided that such grant is out of and subject to the limitations of the Special Reserve and, provided further, that in the case of an individual subject to Section 16 of the Exchange Act, the exercise price shall be no less than 50% of the Fair Market Value of the Common Stock on the date the Option is granted.

          The Option agreement shall specify the exercise price and the number of shares of Common Stock to which it pertains.

          (b) Waiting Period; Exercise Dates; Term. At the time an Option is granted, the Committee will determine the terms and conditions to be satisfied before shares may be purchased, including the dates on which shares subject to the Option may first be purchased. The Committee may specify that an Option may not be exercised until the completion of the waiting period specified at the time of grant. (Any such period is referred to herein as the “waiting period.”) At the time an Option is granted, the Committee shall fix the period within which such Option may be exercised, which shall not be less than the waiting period, if any, nor, in the case of an Incentive Stock Option, more than 10 years from the date of grant.

          (c) Form of Payment. The consideration to be paid for the shares of Common Stock to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (i) cash, (ii) certified or cashier’s check, (iii) promissory note, (iv) other shares of Common Stock (including, in the discretion of the Committee, Restricted Stock) which (x) either have been owned by the optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares as to which said Option shall be exercised, (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (vi) delivery of an irrevocable subscription agreement for the shares which obligates the option holder to take and pay for the shares not more than 12 months after the date of delivery of the subscription agreement or (vii) any combination of the foregoing methods of payment.

          (d) Effect of Termination of Employment, Retirement or Death of Employee Participants. In the event that an optionee during his or her lifetime ceases to be an employee of the Company or of any Subsidiary for any reason, including retirement, any Option, including any unexercised portion thereof, which was otherwise exercisable on the date of termination of employment, shall expire within such time period as is determined by the Committee; provided, however, that in the case of an Incentive Stock Option the Option shall expire unless exercised within a period of 90 days from the date on which the optionee ceased to be an employee, but in no event after the expiration of the term of such Option as set forth in the Option agreement. If in any case the Committee shall determine that an employee shall have been discharged for Just Cause (as defined below) such employee shall not thereafter have any rights under the Plan or any Option that shall have been granted to him or her under the Plan. For purposes of this Section, “Just Cause” means the termination of employment of an employee shall have taken place as a result of (i) willful breach or neglect of duty; (ii) failure or refusal to work or to comply with the Company’s rules, policies, and practices; (iii) dishonesty; (iv) insubordination; (v) being under the influence of drugs (except to the extent medically prescribed) or alcohol while on duty or on Company premises; (vi) conduct endangering, or likely to endanger, the

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health or safety of another employee; or (vii) conviction of a felony. In the event of the death of an employee optionee, that portion of the Option which had become exercisable on the date of death shall be exercisable by his or her personal representatives, heirs, or legatees within six months or such time period as is determined by the Committee (but in the case of an Incentive Stock Option, in no event after the expiration of the term of such Option as set forth in the Option agreement). In the event of the death of an optionee within one month after termination of employment or service, that portion of the Option which had become exercisable on the date of termination shall be exercisable by his or her personal representatives, heirs, or legatees within six months or such time period as is determined by the Committee (but in the case of an Incentive Stock Option, in no event after the expiration of the term of such Option as set forth in the Option agreement.) In the event that an optionee ceases to be an employee of the Company or of any Subsidiary for any reason, including death or retirement, prior to the lapse of the waiting period, if any, his or her Option shall terminate and be null and void to the extent unvested.

          (e) Leave of Absence. The employment relationship shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days (or not more than 30 days for unpaid leave), unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing; or (iv) in the case of transfer between locations of the Company or between the Company, its Subsidiaries or its successor. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Option while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event shall an Option be exercised after the expiration of the term set forth in the Option agreement.

          (f) Acceleration of Exercisability or Waiting Period. The Committee may accelerate the earliest date on which outstanding Options (or any installments thereof) are exercisable.

          (g) Special Incentive Stock Option Provisions. In addition to the foregoing, Options granted under the Plan which are intended to be Incentive Stock Options under Section 422 of the Code shall be subject to the following terms and conditions:

               (i) Dollar Limitation. To the extent that the aggregate Fair Market Value of the shares of Common Stock with respect to which Options designated as Incentive Stock Options become exercisable for the first time by any individual during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of the preceding sentence, (i) Options shall be taken into account in the order in which they were granted and (ii) the Fair Market Value of the shares shall be determined as of the time the Option with respect to such shares is granted.

               (ii) 10% Stockholder. If any person to whom an Incentive Stock Option is to be granted pursuant to the provisions of the Plan is, on the date of grant, the owner of Common Stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, then the following special provisions shall be applicable to the Incentive Stock Option granted

6

to such individual:

                    (A) The exercise price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the date of grant; and

                    (B) The Option shall not have a term in excess of five years from the date of grant.

          Except as modified by the preceding provisions of this Subsection 7(g) and except as otherwise required by Section 422 of the Code, all of the provisions of the Plan shall be applicable to the Incentive Stock Options granted hereunder.

          (h) Other Provisions. Each Option granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Committee.

          (i) Options to Consultants. Options granted to consultants shall not be subject to Sections 7(b) and 7(d) of the Plan, but shall have such terms and conditions pertaining to waiting period (if any), exercise date, and effect of termination of the consulting relationship as the Committee shall determine in each case.

          (j) Buyout Provisions. The Committee may at any time offer to buy out, for a payment in cash or Common Stock (including Restricted Stock), an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made. Any such offer made to an Officer or Director shall comply with the applicable provisions of Rule 16b-3. This provision is intended only to clarify the powers of the Committee and shall not in any way be deemed to create any rights on the part of optionees to receive buyout offers or payments.

          (k) Limitations on Grants to Employees. Notwithstanding anything to the contrary herein, the following limitations shall apply to grants of Options:

               (i) No eligible participant shall be granted, in any fiscal year of the Company, Options to purchase more than 4,800,000 shares.

               (ii) In connection with his or her initial employment, an eligible participant may be granted Options to purchase up to an additional 6,400,000 shares which shall not count against the limit set forth in subsection (i) above.

               (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 11.

               (iv) If an Option is cancelled (other than in connection with a transaction described in Section 12), the cancelled Option will be counted against the limit set forth in this paragraph k. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     8. Stock Appreciation Rights. Stock Appreciation Rights may be granted only in connection with an Option, either concurrently with the grant of the Option or at any time thereafter during the term of the Option. The following provisions apply to such Stock Appreciation Rights.

          (a) Exercise of Right. The Stock Appreciation Right shall entitle the optionee to exercise the Right by surrendering to the Company unexercised a portion of the underlying Option as to which Optionee has a right to exercise. The Optionee shall receive in exchange from the Company an amount in cash or Common Stock equal in value to the excess of (x) the

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Fair Market Value on the date of exercise of the Right of the Common Stock covered by the surrendered portion of the underlying Option over (y) the exercise price of the Common Stock covered by the surrendered portion of the underlying Option, as determined in accordance with Section 7(a) above. Notwithstanding the foregoing, the Committee may place limits on the amount that may be paid upon exercise of a Stock Appreciation Right; provided, however, that such limit shall not restrict the exercisability of the underlying Option.

          (b) Option Cancelled. When a Stock Appreciation Right is exercised, the underlying Option, to the extent surrendered, shall no longer be exercisable.

          (c) Exercisability Requirement. A Stock Appreciation Right shall be exercisable only when and to the extent that the underlying Option is exercisable and shall expire no later than the date on which the underlying Option expires.

          (d) In-the-Money Requirement. A Stock Appreciation Right may only be exercised at a time when the Fair Market Value of the Common Stock covered by the underlying Option exceeds the exercise price of the Common Stock covered by the underlying Option.

          (e) Incentive Stock Option Requirements. In the event that a Stock Appreciation Right is granted that relates to an Incentive Stock Option, such Right shall contain such additional or different terms as may be necessary under applicable regulations to preserve treatment of the Incentive Stock Option as such under Section 422 of the Code.

          (f) Form of Payment. The Company’s obligation arising upon the exercise of a Stock Appreciation Right may be paid currently or on a deferred basis (with such interest or earnings equivalent as may be determined by the Committee), and may be paid in Common Stock or in cash, or in any combination of Common Stock and cash, as the Committee in its sole discretion may determine. Shares of Common Stock issued upon the exercise of a Stock Appreciation Right shall be valued at the Fair Market Value of the Common Stock as of the date of exercise.

     9. Stock Purchase Rights.

          (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Committee determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that such person shall be entitled to purchase, the price to be paid, which price in the case of individuals subject to Section 16 of the Exchange Act shall not be more than $0.00067 per share (the par value of the Company’s Common Stock, as adjusted from time to time, and the minimum price permitted by the Delaware General Corporation Law), and the time within which such person must accept such offer, which shall in no event exceed 60 days from the date the Stock Purchase Right was granted. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Committee. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as “Restricted Stock.”

          (b) Repurchase Option. The Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with the Company for any reason (including death or Disability). The purchase price for shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness

8

of the purchaser to the Company. The repurchase option shall lapse as to not more than 50% of such shares at a date not earlier than 2-1/2 years from the date of grant of the Restricted Stock and as to the remaining shares at a date not earlier than 5 years from the date of grant of the Restricted Stock. The Committee shall exercise its repurchase option in accordance with the above. Notwithstanding the foregoing, with respect to Restricted Stock granted out of and subject to the restrictions of the Special Reserve, the Committee may in its discretion exercise its repurchase option and such repurchase option shall lapse as to such shares at such a rate as the Committee may, in its discretion, determine.

          (c) Other Provisions. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

     10. Long-Term Performance Awards.

          (a) Awards. Long-Term Performance Awards are cash or stock bonus awards that may be granted either alone, in addition to or in tandem with other awards granted under the Plan and/or awards made outside of the Plan. Long-Term Performance Awards shall not require payment by the recipient of any consideration for the Long-Term Performance Award or for the shares of Common Stock covered by such award. The Committee shall determine the nature, length and starting date of any performance period (the “Performance Period”) for each Long-Term Performance Award and shall determine the performance and/or employment factors to be used in the determination of the value of Long-Term Performance Awards and the extent to which such Long-Term Performance Awards have been earned. Shares issued pursuant to a Long-Term Performance Award may be made subject to various conditions, including vesting or forfeiture provisions. Long-Term Performance Awards may vary from participant to participant and between groups of participants and shall be based upon the achievement of Company, Subsidiary and/or individual performance factors or upon such other criteria as the Committee may deem appropriate. Performance Periods may overlap and participants may participate simultaneously with respect to Long-Term Performance Awards that are subject to different Performance Periods and different performance factors and criteria. Long-Term Performance Awards shall be confirmed by, and be subject to the terms of, a written Long-Term Performance Award agreement.

          (b) Value of Awards. At the beginning of each Performance Period, the Committee may determine for each Long-Term Performance Award subject to such Performance Period the range of dollar values and/or numbers of shares of Common Stock to be issued to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Long-Term Performance Award are met. Such dollar values or numbers of shares of Common Stock may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Committee.

          (c) Adjustment of Awards. Notwithstanding the provisions of Section 19 hereof, the Committee may, after the grant of Long-Term Performance Awards, adjust the performance factors applicable to such Long-Term Performance Awards to take into account changes in the law or in accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships.

9

          (d) Termination. Unless otherwise provided in the applicable Long-Term Performance Award agreement, if a participant terminates his or her employment or his or her consultancy during a Performance Period because of death or Disability, the Committee may in its discretion provide for an earlier payment in settlement of such award, which payment may be in such amount and under such terms and conditions as the Committee deems appropriate.

          Unless otherwise provided in the applicable Long-Term Performance Award agreement, if a participant terminates employment or his or her consultancy during a Performance Period for any reason other than death or Disability, then such a participant shall not be entitled to any payment with respect to the Long-Term Performance Award subject to such Performance Period, unless the Committee shall otherwise determine in its discretion.

          (e) Form of Payment. The earned portion of a Long-Term Performance Award may be paid currently or on a deferred basis (with such interest or earnings equivalent as may be determined by the Committee). Payment shall be made in the form of cash or whole shares of Common Stock, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee shall determine.

          (f) Reservation of Shares. In the event that the Committee grants a Long-Term Performance Award that is payable in cash or Common Stock, the Committee may (but need not) reserve an appropriate number of shares of Common Stock under the Plan at the time of grant of the Long-Term Performance Award. If and to the extent that the full amount reserved is not actually paid in Common Stock, the shares of Common Stock representing the portion of the reserve for that Long-Term Performance Award that is not actually issued in satisfaction of such Long-Term Performance Award shall again become available for award under the Plan. If shares of Common Stock are not reserved by the Committee at the time of grant, then (i) no shares shall be deducted from the number of shares available for grant under the Plan at that time and (ii) at the time of payment of the Long-Term Performance Award, only the number of shares actually issued to the participant shall be so deducted. If there are not a sufficient number of shares available under the Plan for issuance to a participant at the time of payment of a Long-Term Performance Award, any shortfall shall be paid by the Company in cash.

     11. Recapitalization. In the event that dividends are payable in Common Stock or in the event there are splits, subdivisions, or combinations of shares of Common Stock, the number of shares available under the Plan shall be increased or decreased proportionately, as the case may be, and the number of shares of Common Stock deliverable in connection with any Option, Right or Long-Term Performance Award theretofore granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price (where applicable).

     12. Reorganization. In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in case the property or stock of the Company is acquired by another corporation, or in case of separation, reorganization, or liquidation of the Company, the Committee, or the board of directors of any corporation assuming the obligations of the Company hereunder, shall, as to outstanding Options, Rights or Long-Term Performance Awards either (a) make appropriate provision for the protection of any such outstanding Options, Rights or Long-Term Performance Awards by the assumption or substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated, or otherwise reorganized corporation which will be issuable in respect to the shares

10

of Common Stock, provided that in the case of Incentive Stock Options, such assumption or substitution comply with Section 424(a) of the Code, or (b) upon written notice to the participant, provide that the Option or Right must be exercised within 30 days of the date of such notice or it will be terminated. In any such case, the Committee may, in its discretion, advance the lapse of vesting periods, waiting periods, and exercise dates.

     13. Employment or Consulting Relationship. Nothing in the Plan or any award made hereunder shall interfere with or limit in any way the right of the Company or of any Subsidiary to terminate any recipient’s employment or consulting relationship at any time, with or without cause, nor confer upon any recipient any right to continue in the employ or service of the Company or any Subsidiary.

     14. General Restriction. Each award shall be subject to the requirement that, if, at any time, the Committee shall determine, in its discretion, that the listing, quotation, registration, or qualification of the shares subject to such award upon any securities exchange or quotation system or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, such award or the issue or purchase of shares thereunder, such award may not be exercised in whole or in part unless such listing, quotation, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

     15. Rights as a Stockholder. The holder of an Option, Right or Long-Term Performance Award shall have no rights as a stockholder with respect to any shares covered by such Option, Right or Long-Term Performance Award until the date of exercise. Once an Option, Right or Long-Term Performance Award is exercised by the holder thereof, the participant shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her holding is entered upon the records of the duly authorized transfer agent of the Company. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     16. Nonassignability of Awards. No awards made hereunder, including Options, Rights and Long-Term Performance Awards, shall be assignable or transferable by the recipient other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and in no event shall such awards be assigned or transferred in a manner that is inconsistent with the specific Plan provisions relating thereto. The designation of a beneficiary by a participant does not constitute a transfer. During the life of the recipient, an Option, Right or Long-Term Performance Award shall be exercisable only by him or her or by a transferee permitted by this Section 16.

     17. Withholding Taxes. Whenever, under the Plan, shares are to be issued in satisfaction of Options, Rights or Long-Term Performance Awards granted hereunder, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Whenever, under the Plan, payments are to be made to participants in cash, such payments shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

     18. Nonexclusivity of the Plan. Neither the adoption or amendment of the Plan by the Board, the submission of the Plan or any amendments thereto to the stockholders of the Company

11

for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board or the Committee to adopt and implement such additional compensation arrangements as it may deem desirable, including, without limitation, the awarding of cash or the granting of stock options, stock appreciation rights, stock purchase rights or long-term performance awards outside of the Plan, and such arrangements may be either generally applicable to a class of employees or consultants or applicable only in specified cases.

     19. Amendment, Suspension, or Termination of the Plan. The Board may at any time amend, alter, suspend, or terminate the Plan, but no amendment, alteration, suspension, or termination shall be made which would impair the rights of any grantee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or under Section 422 of the Code (or any other Applicable Law), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as is required by such Applicable Law.

     20. Effective Date of the Plan. The Plan shall become effective upon approval of the Board and shall be subject to stockholder approval within 12 months of adoption by the Board. Options, Rights and Long-Term Performance Awards may be granted and exercised under the Plan only after there has been compliance with all applicable federal and state securities laws.

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Annex B

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DETACH HERE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

SUN MICROSYSTEMS, INC.

2002 ANNUAL MEETING OF STOCKHOLDERS

     By signing below, you, as a stockholder of Sun Microsystems, Inc., hereby appoint Scott G. McNealy and John D. Croll or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on your behalf and in your name, to represent you at Sun’s 2002 Annual Meeting of Stockholders to be held on Thursday, November 7, 2002, and at any adjournment(s) or postponement(s) thereof, and to vote all of your shares of Common Stock on all matters to be considered at the meeting which you would be entitled to vote if personally present. The meeting will begin at 10:00 a.m. (registration will begin at 9:00 a.m.) in the Auditorium at Sun’s Santa Clara campus, located at 4030 George Sellon Circle, Santa Clara, California.

     THIS PROXY WILL BE VOTED IN THE MANNER YOU DIRECT OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED “FOR”: (1) THE ELECTION OF DIRECTORS AND (2) THE AMENDMENT TO THE 1990 LONG-TERM EQUITY INCENTIVE PLAN; AND “AGAINST” (3) THE STOCKHOLDER PROPOSAL ENTITLED “CHINA BUSINESS PRINCIPLES FOR RIGHTS OF WORKERS IN CHINA”; AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING (OR ANY ADJOURNMENTS THEREOF) OR MAY OTHERWISE BE ALLOWED TO BE CONSIDERED AT THE MEETING.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

SUN MICROSYSTEMS, INC.
c/o EquiServe
P.O. Box 43068
Providence, RI 02940

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1.	Read the accompanying Proxy Statement and Proxy Card.	1.	Read the accompanying Proxy Statement and Proxy Card.
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DETACH HERE

Please mark votes as in this example.
THE BOARD RECOMMENDS A VOTE “FOR” PROPOSALS 1 & 2.
1.	ELECTION OF BOARD OF DIRECTORS:
Nominees: (01) Scott G. McNealy; (02) James L. Barksdale; (03) L. John Doerr; (04) Judith L. Estrin; (05) Robert J. Fisher; (06) Michael E. Lehman; (07) Robert L. Long; (08) M. Kenneth Oshman; (09) Naomi O. Seligman; (10) Lynn E. Turner

		FOR / / ALL	/ / WITHHOLD ALL
	FOR ALL EXCEPT / /			MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT / /
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s number(s) in the space provided above.)

2.	AMENDMENT TO THE 1990 LONG-TERM EQUITY INCENTIVE PLAN:
Proposal to approve an amendment to Sun’s 1990 Long-Term Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 120,000,000 shares of Common Stock to an aggregate of 1,287,475,000 shares.

THE BOARD RECOMMENDS A VOTE “AGAINST” PROPOSAL 3.	FOR / /	AGAINST / /	ABSTAIN / /
3.	STOCKHOLDER PROPOSAL ENTITLED “CHINA BUSINESS PRINCIPLES FOR RIGHTS OF WORKERS IN CHINA”:
Proposal requesting implementation of principles embodied in “China Business Principles for Rights of Workers in China”	FOR / /	AGAINST / /	ABSTAIN / /

After you have marked and dated this proxy, please sign exactly as your name appears on this card and return this card promptly in the enclosed envelope. If the shares being voted are registered in the names of two or more persons, whether as joint tenants, as community property or otherwise, both or all of such persons should sign. If you are signing as attorney, executor, administrator, trustee or guardian or if you are signing in another fiduciary capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in partnership name by authorized person.

Signature:	Date:	Signature:	Date: